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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

MRV COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of MRV Communications, Inc. (the "Company" or "MRV") to be held at the offices of Norton Rose Fulbright, located at 666 Fifth Avenue, New York, New York 10103, on Wednesday, June 15, 2016, at 10:00 a.m., EDT.

        We are pleased to be utilizing the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that the e-proxy process will expedite our stockholders' receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our annual meeting. In accordance with this rule, we are sending stockholders of record at the close of business on April 20, 2016 a Notice of Internet Availability of Proxy Materials. If you would like to receive a printed copy of our proxy materials and annual report instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached proxy statement.

        We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to submit your proxy at your earliest convenience. Please either submit your proxy by telephone or Internet, or by mail, by promptly signing and returning your proxy card in the return envelope. Please review the instructions on each of your voting options described in the proxy statement as well as in the Notice you received in the mail.

        On behalf of our entire Board of Directors, we thank you for your continued support of the Company and look forward to seeing you on June 15.

        Thank you for your cooperation.

KENNETH H. TRAUB Chairman of the Board of Directors	MARK J. BONNEY President & Chief Executive Officer

April 29, 2016

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

        The Annual Meeting of Stockholders (the "Annual Meeting") of MRV Communications, Inc. (the "Company" or "MRV") will be held at the offices of Norton Rose Fulbright, located at 666 Fifth Avenue, New York, New York 10103, on Wednesday, June 15, 2016, at 10:00 a.m., EDT, to:

  1.
  Elect Kenneth H. Traub, Robert M. Pons, Mark J. Bonney, Brian J. Bellinger, Jeannie H. Diefenderfer, and Jeffrey Tuder as directors to serve for the ensuing year and until their successors are elected and qualified;

  2.
  Conduct an advisory vote on the compensation of the named executive officers;

  3.
  Ratify the Rights Agreement, dated January 26, 2016, between MRV and American Stock Transfer & Trust Company, LLC;

  4.
  Ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2016; and

  5.
  Act upon such other matters as may properly come before the Annual Meeting.

        All stockholders of record at the close of business on April 20, 2016 are entitled to vote at the Annual Meeting.

        Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. If you are a stockholder of record, you may vote in person at the Annual Meeting even if you have previously returned a proxy card. We will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may submit your proxy. To ensure your shares are voted, you may submit your proxy via the Internet or by telephone, or if you have requested or otherwise received or obtained a printed copy of the proxy materials from us by mail, by completing, signing and promptly returning the enclosed proxy card by mail or following the enclosed instructions to submit your proxy by telephone or the Internet. Procedures for submitting your proxy via the Internet and telephone are described in the General Information section beginning on page 1 of the proxy statement and on the proxy card. For shares held through a bank, broker or other nominee, you must follow the voting instructions provided by your bank, broker or other nominee.

By order of the Board of Directors,

KENNETH H. TRAUB Chairman of the Board of Directors	MARK J. BONNEY President & Chief Executive Officer

April 29, 2016

i

ii

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I being provided with these materials?

        MRV Communications, Inc. (the "Company" or "MRV") has mailed these proxy materials to you in connection with the solicitation by the board of directors of the Company (the "Board" or "Board of Directors") of proxies to be voted at the Annual Meeting of Stockholders to be held on Wednesday, June 15, 2016 (the "Annual Meeting"), and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise, however, such individuals will not receive additional compensation for such services. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. If at the close of business on April 20, 2016 you were a stockholder of record or held shares through a bank, broker or other nominee as of that date and you obtain a proxy from your bank, broker or other nominee, you are invited to attend the Annual Meeting and vote your shares in person.

Who is entitled to vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 20, 2016, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, which is referred to as the "Record Date," are entitled to receive notice of, and to vote at, the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting. You will be entitled to one vote for each outstanding share of our common stock (the "Common Stock") you own as of the Record Date. As of the Record Date, there were 6,932,228 shares of Common Stock outstanding and eligible to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in "street name?"

        Stockholder of record.     If your shares are registered directly in your name with American Stock Transfer and Trust Company, our transfer agent, you are considered the stockholder of record with respect to those shares, and we will send you the proxy materials, including a proxy card, or the Notice of Internet Availability of Proxy Materials, directly.

        Beneficial owner of shares held in street name.     If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the proxy materials will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Follow the instructions of your brokerage firm, bank, broker-dealer or similar organization to receive a vote instruction form.

If I am a stockholder of record, how do I vote?

        There are four ways to vote:

  •
  In person.  You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

  •
  Via the Internet.  You may submit your proxy via the Internet by following the instructions found on the proxy card.

  •
  By Telephone.  You may submit your proxy by calling the toll-free number found on the proxy card.

  •
  By Mail.  You may submit your proxy by filling out the proxy card and sending it back in the envelope provided.

        Internet and telephone facilities will close at 11:59 p.m., EDT, on June 14, 2016 for the submission of proxies by stockholders of record. Mailed proxy cards or voting instruction forms should be returned in the envelope provided to you with your proxy card or voting instruction form, not later than 10:00 a.m., EDT, on June 14, 2016.

If I am a beneficial owner of shares held in street name, how do I vote?

        Please refer to the instructions provided by your brokerage firm, bank, broker-dealer or similar organization. Mailed proxy cards or voting instruction forms should be returned in the envelope provided to you with your proxy card or voting instruction form as directed by your brokerage firm, bank, broker-dealer or similar organization for the voting of shares held in street name.

I share an address with another stockholder. Why did we receive only one set of Proxy Materials?

        If you and other residents at your mailing address own shares of the Company's Common Stock in "street name," your bank, broker or nominee may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that bank, broker or other holder of record. This practice is known as "householding." Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Therefore, your brokerage firm, bank, broker-dealer or similar organization will send only one copy of our annual report and proxy statement to your address. Each stockholder in your household will continue to receive a separate voting instruction form.

        If you would like to receive your own set of our annual report and proxy statement in the future, or if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, please contact your brokerage firm, bank, broker-dealer or similar organization if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary, or by calling Investor Relations at (818) 773-0900 or email at ir@mrv.com.

Who can attend the Annual Meeting?

        All stockholders of record as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Registration and seating will begin at 9:30 a.m., Eastern Daylight Time. If you attend, please note that you will be asked to present valid photo identification, such as a driver's license or passport. Use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices is not permitted at the Annual Meeting.

        Please also note that if you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

        Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares in favor of the Board of Directors' nominees, the advisory vote on compensation for the Named Executive Officers (as defined in "Beneficial Ownership of Common Stock by Directors and Named Executive Officers" on page 13 below), the ratification of the Rights Agreement, dated January 26, 2016, between MRV and American Stock Transfer & Trust Company, LLC ("NOL Rights Plan") and the ratification of the independent registered public accounting firm.

How many shares must be present or represented to conduct business at the Annual Meeting?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the issued and outstanding shares of Common Stock outstanding on the Record Date constitutes a quorum, permitting the conduct of business at the Annual Meeting. Accordingly, your vote is very important to us, no matter how many or how few shares you own. Whether or not you plan to attend the meeting in person, your shares should be represented and voted.

What vote is required to approve each item?

        Proposal 1: Election of Directors.     Pursuant to the majority voting provisions of our bylaws, a nominee for director in an uncontested election will be elected if he or she receives a majority of the votes cast, meaning the number of shares voted "FOR" a nominee must exceed the number of shares voted "AGAINST" such nominee). A properly executed proxy marked "ABSTAIN" and broker non-votes are not votes cast and will not be considered votes cast "FOR" or "AGAINST" a director's election.

        Proposal 2: Advisory vote on executive compensation.     For approval of the advisory vote on the compensation of our Named Executive Officers, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote on the item will be required for approval. Because this vote is advisory, it is not binding on the Board of Directors or MRV. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. A properly executed proxy marked "ABSTAIN" will have the same effect as a vote cast AGAINST the proposal.

        Proposal 3: Ratification the NOL Rights Plan.     For the proposal to ratify the NOL Rights Plan, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" will have the same effect as a vote cast AGAINST the proposal.

        Proposal 4: Ratification of Independent Registered Public Accounting Firm.     For the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2016, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" and broker non-votes will not be considered votes cast for the foregoing purposes.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "FOR" and "AGAINST" votes and abstentions with respect to the election of directors, "FOR" and "AGAINST" votes, abstentions and broker non-votes with respect to proposal 2, and "FOR" and "AGAINST" votes and abstentions with respect to Proposals 3 and 4. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions. Abstentions and broker non-votes are included in determining whether a quorum is present, and will be included in vote totals as described above.

        If your shares are held by your broker, bank or other agent as your nominee, you will need to obtain a proxy form or voting instructions from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If you do not give instructions to your broker, they can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. On non-discretionary items for which you do not give instructions to your broker, bank or other agent, your shares will be treated as broker non-votes. The election to the Board of Directors of the six directors named in this proxy statement and the advisory vote on the compensation of our Named Executive Officers are considered non-discretionary items. Accordingly, if you are a street name holder and have not given instructions to your broker or other agent, your shares will be treated as broker non-votes with respect to these matters. Brokers have discretionary authority to vote on the ratification of the Company's independent registered public accounting firm.

Can I change my vote after I return my proxy card?

        Yes. You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in one of three ways:

  •
  you may submit another properly executed proxy by telephone, by Internet, or by signing, dating and returning a later-dated proxy card;

  •
  you may deliver a notice of revocation to our Secretary at the address shown at the beginning of this proxy statement; or

  •
  you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

        For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person (however, simply attending the Annual Meeting will not, by itself, change your vote).

What are the Board of Directors' recommendations?

        The Board of Directors' recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote "FOR" each of its director nominees, the approval of the compensation of our Named Executive Officers, the ratification of the NOL Rights Plan and ratification of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

Will stockholders be asked to vote on any other matters?

        To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the Annual Meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

General

        Each of the following six individuals is a nominee for election to serve a one-year term set to expire at our next annual meeting of stockholders and until his successor is duly elected and qualified: Kenneth H. Traub (Chairman), Robert M. Pons (Vice-Chairman), Mark J. Bonney, Brian J. Bellinger, Jeannie H. Diefenderfer, and Jeffrey Tuder.

        Each of the six nominees identified above has agreed to serve as a director if elected and has consented to being named in this proxy statement, and we have no reason to believe that any nominee will be unable to serve. However, in the event that any nominee declines or is unable to serve, the persons named as proxies for stockholders may vote for a substitute nominee as they, in their discretion, may determine. The Board of Directors has determined that each of the director nominees listed above, other than Mark J. Bonney, is an "independent director" as defined in the rules of the Nasdaq Stock Market, LLC, and our Corporate Governance Policies, which are available on our website at www.mrv.com.

Director Nominees

        Biographical information about each director nominee as of April 20, 2016 appears below.

Name and age	Principal Occupation, Business Experience and Directorship
Kenneth H. Traub Chairman Age 54 Director since 2011	Mr. Traub has served on our Board of Directors since October 2011 and as our Chairman of the Board since January 2012. Mr. Traub has served as a Managing Partner of Raging Capital Management, LLC since December 2015. From 2009 through 2015, Mr. Traub was the president and chief executive officer of Ethos Management LLC and from 2013 through 2015 Mr. Traub was a general partner of Rosemark Capital, a private equity firm. Mr. Traub served as president, chief executive officer and a director of American Bank Note Holographics, Inc. ("ABNH"), a publicly-traded, leading global supplier of optical security devices, from 1999 until its sale in 2008 to JDS Uniphase Corporation ("JDSU"), a leading global provider of optical products and test and measurement solutions for the communications industry. Mr. Traub managed the turnaround, growth and sale of ABNH. Following the sale of ABNH, Mr. Traub served as vice president of JDSU in 2008. In 1994, Mr. Traub co-founded Voxware, Inc., a pioneer in Voice over IP, and was its executive vice president, chief financial officer and director until 1998. From 1988 to 1994, Mr. Traub served as a vice president at Trans-Resources, Inc., a multi-national holding company and investment manager. Mr. Traub currently serves on the boards of directors of the following SEC-reporting companies: (i) DSP Group, Inc. (NASDAQ: DSPG), a global provider of wireless chipset solutions for converged communications where he has served since May 2012 and has served as Chairman of the Strategic Committee since June 2013; (ii) Athersys, Inc. (NASDAQ: ATHX), a biotechnology company engaged in the discovery and development of therapeutic product candidates where he has served since June 2012; and (iii) A.M. Castle & Co. (NYSE: CAS), a global

Name and age	Principal Occupation, Business Experience and Directorship

distributor of specialty metal and plastic products where he has served since March 2015. He also served as a director of Phoenix Technologies Ltd. (NASDAQ: PTEC) from December 2009 until the company was sold in December 2010, MIPS Technologies, Inc. (NASDAQ: MIPS) from December 2011 until the company was sold in February 2013, iPass, Inc. (NASDAQ: IPAS) from June 2009 through June 2013, Xyratex Limited (NASDAQ: XRTX) from June 2013 until the company was sold in March 2014 and Vitesse Semiconductor Corporation, (NASDAQ: VTSS), from March 2013 until the company was sold in April May 2015. Mr. Traub also served as the chairman of the board of the New Jersey chapter of the Young Presidents Organization in 2010 and 2011 and on the board of directors of the New Jersey chapter of the World Presidents Organization since 2012. He received a bachelor of arts degree from Emory College, and a master's degree in business administration from Harvard Business School. We believe Mr. Traub's qualifications to serve on our Board include his experience and expertise in managing, restructuring, rebuilding, growing and selling companies to maximize shareholder value.

Robert M. Pons Vice-Chairman Age 60 Director since 2011

Mr. Pons has served on our Board of Directors since October 2011 and as our Vice-Chairman of the Board since January 2012. Currently, Mr. Pons is Executive Vice President of Business Development and on the board of directors of HC2 Holdings, Inc. (NYSE MKT:HCHC), a publicly traded diversified holding company, which seeks to acquire and grow attractive businesses that generate sustainable free cash flow. HC2 has a diverse array of operating subsidiaries, including telecom/infrastructure, construction, energy, technology, gaming and life sciences. From February 2011 to April 2014 he was Chairman of Live Micro Systems, Inc. (formerly Livewire Mobile) which was a comprehensive one-stop digital content solution for mobile carriers. From January 2008 until February 2011, Mr. Pons was Senior Vice President of TMNG Global, a leading provider of professional services to the converging communications media and entertainment industries and the capital formation firms that support it. From January 2004 until April 2007, Mr. Pons served as President and chief executive officer of Uphonia,  Inc. (previously SmartServ Online, Inc.), a wireless applications service provider. From August 2003 until January 2004, Mr. Pons served as interim chief executive officer of SmartServ Online, Inc. on a consulting basis. From March 1999 to August 2003, he was President of FreedomPay, Inc., a wireless device payment processing company. During the period January 1994 to March 1999, Mr. Pons was President of Lifesafety Solutions, Inc., an enterprise software company. Mr. Pons has over 30 years of management experience with telecommunications companies including MCI, Inc., Sprint, Inc. and Geotek, Inc. Mr. Pons also currently serves on the board of directors of Concurrent Computer Corporation, a global leader in multi-screen video delivery, media data management and monetization. Mr. Pons also currently serves on the board of directors, the audit committee and the compensation committee of Novatel Wireless,  Inc. Mr. Pons received a B.A. degree with honors from Rowan University. We believe Mr. Pons' qualifications for serving

Name and age	Principal Occupation, Business Experience and Directorship
on our board include his knowledge and expertise as a pioneer in the telecommunications industry, and his experience as a senior level executive working in the telecommunications industry.
Mark J. Bonney Age 62 Director since April 2013

Mr. Bonney has successfully managed turnarounds in several technology companies in the US and abroad over the past 30 years. He has been a member of the MRV Board of Directors since April 2013, served as MRV's Executive Vice President and Chief Financial Officer from August 2014 until December 2014, and has been MRV's President and Chief Executive Officer since December 2014. From January 2013 through August 2014, Mr. Bonney served as the President and Chief Executive Officer of On Board Advisors, LLC, a strategic and financial advisory firm. From March 2010 to December 2012, Mr. Bonney was EVP and CFO of Direct Brands, Inc., a leading direct to consumer marketing company. From February 2008 until March 2010 Mr. Bonney was VP and General Manager of JDSU Authentication Solutions, a manufacturer of optical security devices which was formed in 2008 following the sale of American Bank Note Holographics, Inc. ("ABNH") to JDS Uniphase Corporation ("JDSU"). Mr. Bonney was an independent director of ABNH from 2002 to 2005, and was EVP and CFO of ABNH from 2005 until its sale to JDSU in 2008. Prior to 2002, he was President, Chief Operating Officer and a Director at Axsys Technologies, Inc., a Nasdaq-listed leading manufacturer of highly sophisticated optical components and subsystems, and was CFO and VP of operations at Zygo Corporation (NASDAQ:ZIGO), a Nasdaq-listed manufacturer of metrology measurement and control systems and optical components. Mr. Bonney is currently a director of one additional Nasdaq listed company, Zix Corporation (NASDAQ: ZIXI), where he has served since January 2013. He is also a member of the Audit Committee and Nominating and Governance Committee for Zix Corporation. Mr. Bonney was a director of Sigma Designs, Inc., where he has served from August 2012 until August 2015 and chaired the Audit and Nominating and Corporate Governance Committees. Mr. Bonney also serves as a director of Community eConsult Network, Inc., a not-for-profit corporation engaged in medical consultative services, and is Chairman Emeritus of Community Health Centers, Inc. Mr. Bonney holds a BS in Business Administration from Central Connecticut State University and an MBA in Finance from the University of Hartford. Mr. Bonney contributes to our Board of Directors through his significant management, operations and financial experience as a senior executive of middle market, high technology companies in the United States and globally.

Brian J. Bellinger Age 29 Director since February 2016

Mr. Brian J. Bellinger has been a Senior Analyst at Raging Capital Management, LLC, a private investment partnership based near Princeton, New Jersey, since 2012. From 2009 to 2012, Mr. Bellinger served as an associate in the Assurance and Transaction Services practices of PricewaterhouseCoopers LLP, a global professional services firm. He received a Bachelor of Science degree in Accounting from the School of Management at Binghamton University. During his career, Mr. Bellinger has developed expertise in analyzing and performing due

Name and age	Principal Occupation, Business Experience and Directorship

diligence on companies in a wide array of industries through public and private equity investments. We believe Mr. Bellinger's qualifications to serve on our Board include his experience and expertise in accounting, financial analysis, and public company reporting

Jeannie H. Diefenderfer Age 54 Director since July 2014

As the Founder and Chief Executive Officer of courageNpurpose, LLC, Ms. Diefenderfer advises boards and Chief Executive Officers in strategic initiatives to drive operational and business efficacy. She spent more than 10 years in executive leadership positions in Verizon Communications including leading a 10,000-person global customer care organization for Verizon's largest enterprise customers. Ms. Diefenderfer achieved over a billion dollars in synergies for the company during the three years she served as the Chief Procurement Officer when she managed a $10 billion-plus purchasing program. In addition, as the Senior Vice President of Global Engineering & Planning, she implemented a network capital program of over $10 billion to expand Verizon's global backbone network across six continents, as well as its nationally renowned FiOS network. Ms. Diefenderfer is also an independent director on the boards of Westell Technologies, Inc. (NASDAQ: WSTL) and Windstream Holdings, Inc. (NASDAQ: WIN). Ms. Diefenderfer is a member of the Accenture Network Advisory Council and the Vasona Networks Advisory Board and is a Trustee of Tufts University. Recently, she served as the Vice Chair of the board of the Ms. Foundation for Women. From 2001 to 2008, she was a member of the board of Independent Trustees at Citizens Funds, an SRI mutual fund complex, based in Portsmouth, NH. Internal to Verizon, she has served on the boards of several Employee Resource Groups, including the Minority Multicultural Association of NYNEX, Women's Association of Verizon Employees, and the Asian Focus Group. Ms. Diefenderfer was featured in the 1999 Crain's New York Business "40 under 40," as one of 40 young "rising stars" and was a member of the 1999 class of the David Rockefeller Fellows Program. In addition, she received the 1999 Corporate Achievement Award from the Organization of Chinese Americans and the 2001 Star Award from the New York Women's Agenda. A native of Seoul, South Korea, Ms. Diefenderfer immigrated to the US when she was 13 years old. She holds a BS in Chemical Engineering from Tufts University, and an MBA from Babson College. We believe Ms. Diefenderfer's qualifications for serving on our board include her over 29 years of technical and operational experience in the telecommunications industry.

Jeffrey Tuder Age 43 Director since April 2016

Mr. Tuder is the Managing Member of Tremson Capital Management, LLC, a private investment firm focused on identifying and investing in securities of undervalued publicly-traded companies. Prior to founding Tremson, Mr. Tuder served as the Director of Research for KSA Capital Management, LLC ("KSA") from 2012 until 2015. KSA is an SEC-registered investment advisor that invests in undervalued securities of publicly-traded companies. Prior thereto, Mr. Tuder served as a Senior Analyst at JHL Capital Group, LLC ("JHL") during 2011. JHL is an SEC-registered investment advisor that primarily invests in undervalued securities of publicly traded companies. From 2007 to 2010, Mr. Tuder was a Managing Director of CapitalSource Finance, LLC

Name and age	Principal Occupation, Business Experience and Directorship

(NYSE: CSE), a publicly-traded commercial finance company, where he analyzed and underwrote special situation credit investments in the leveraged loan and securitized bond markets. Mr. Tuder was a member of the investment team at Fortress Investment Group, LLC (NYSE: FIG) from 2005-2007, where he analyzed, underwrote and managed private equity investments for several of Fortress' private equity investment vehicles. Mr. Tuder began his career in various investment capacities at Nassau Capital, a privately-held investment firm that managed the private portion of Princeton University's endowment and ABS Capital Partners, a private equity firm affiliated with Alex Brown & Sons. Mr. Tuder has previously served on the boards of directors of the following private companies: (i) KMC Telecom, a competitive local exchange telecommunications service provider focused on Tier II and III markets in the U.S., and (ii) CompHealth, the largest temporary physician staffing company in the U.S. Mr. Tuder was a Board Observer for numerous private companies including telecommunications equipment providers Telica and QuantumBridge Communications. Mr. Tuder received a bachelor of arts degree from Yale University. We believe Mr. Tuder's qualifications to serve on our Board include his previous private equity and hedge fund investment experience, his expertise in evaluating both public and private investment opportunities across numerous industries, and his ability to think creatively in considering ways to maximize long-term shareholder value.

Vote Required

        Pursuant to the majority voting provisions of our bylaws, a nominee for director in an uncontested election will be elected if he or she receives a majority of the votes cast, meaning the number of shares voted "FOR" a nominee must exceed the number of shares voted "AGAINST" such nominee). If no contrary indication is made, shares represented by executed proxies will be voted "FOR" the election of the six nominees named above.

        With regards to uncontested elections, our Board has adopted a policy that in the event a nominee receives a greater number of "AGAINST" votes than votes "FOR" his or her election, such nominee shall tender his or her written resignation following certification of the vote. The Nomination and Governance Committee shall then make a recommendation to the Board of Directors as to whether to accept or reject the resignation. The Board of Directors will act on the Nomination and Governance Committee's recommendation and publicly disclose its decision and the reasons for it within 90 days from the date that the election results are certified.

Board of Directors' Recommendation

        The Board of Directors recommends that the stockholders vote "FOR" the election of each of the director nominees named above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table sets forth information with respect to each holder known to MRV to be the beneficial owner of 5% or more of the outstanding shares of the Company's Common Stock as of April 20, 2016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Raging Capital Master Fund, Ltd. c/o Ogier Fiduciary Services (Cayman) Ltd. 89 Nexus Say Camana Bay, Grand Cayman KY 109007 Cayman Islands	2,136,864	(2)	30.8

(1)
For each holder included in the table above, percentage ownership is calculated by dividing the number of shares beneficially owned by such holder by the 6,932,228 shares of the Company's Common Stock outstanding as of April 20, 2016. To the knowledge of MRV, none of the holders listed above had the right to acquire any additional MRV shares on or within 60 days after April 20, 2016.

(2)
Based on information contained in a Schedule 13D/A filed with the SEC on March 1, 2016.

Stock Ownership Guidelines

        We encourage our directors, officers and employees to own our Common Stock, as we believe that owning Common Stock aligns their interest with the interests of our stockholders. To emphasize this point, the Board of Directors implemented stock ownership guidelines in November 2011 for its directors and officers. The guidelines require directors to hold equity in MRV with a value equal to three times their annual cash retainer prior to being able to sell shares issued upon exercise of stock options, restricted shares or other equity grants received after the date of implementation of the policy. Our Chief Executive Officer must hold equity in MRV with a value equal to five times his annual base salary, Chief Financial Officer is required to hold three times his annual base salary, and senior vice presidents and vice presidents are required to hold equity with a value equal to two times their annual base salaries, prior to being able to sell shares issued upon exercise of stock options, restricted shares or other equity grants received after the date of implementation of the policy. After directors and officers obtain the threshold stock ownership amounts, they may sell up to 40% of their shares issued upon exercise of stock options, restricted shares and other equity grants received after the date of implementation of the policy, subject to the Company's Insider Trading Policy. The policy includes a hardship provision for limited circumstances.

Security Ownership of Management

        The following table summarizes the number of shares of Common Stock beneficially owned by our Named Executive Officers, by our directors, by our director-nominees and by our directors and executive officers as a group as of April 20, 2016. This table is based on information provided by our officers and directors and our corporate records.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percentage Ownership(3)
Named Executive Officers
Mark J. Bonney	75,579	1.09%
Stephen Krulik	14,167	*
Paula Barnett(4)	4,031	*
Non-management Directors
Kenneth H. Traub(5)	52,283	*
Robert M. Pons	47,101	*
Jeannie H. Diefenderfer	24,476	*
Matthew Stecker	15,928	*
Brian J. Bellinger(5)	—	*
Jeffrey Tuder	1,000	*
Directors and executive officers as a group (8 persons)	234,565	3.38%

*
Less than 1%

(1)
Each holder has sole voting and investment power with respect to these shares, subject to applicable community property laws and except as set forth below.

(2)
All amounts shown include shares subject to stock options which are, or will become, exercisable within 60 days of April 20, 2016, and shares of restricted stock. The number of stock options that are included above for the following individuals is: Mr. Bonney, 40,583, Mr. Krulik, 5,667, Ms. Barnett, 2,000, Mr. Traub, 20,756, Mr. Pons, 20,756, Mr. Stecker, 16,887, and Ms. Diefenderfer 11,187. The number of shares of restricted stock that are included above for the following individuals are: Mr. Bonney, 34,996, Mr. Krulik, 8,500, Ms. Barnett, 2,000, Mr. Traub, 26,345, Mr. Pons, 26,345, Mr. Stecker, 7,589, and Ms. Diefenderfer, 4,741.

(3)
For each individual included in the table above, percentage ownership is calculated by dividing the number of shares beneficially owned by the sum of the 6,932,228 shares of the Company's Common Stock outstanding as of April 20, 2016 plus the number of shares of restricted stock and shares issuable upon exercise of options that are, or will become, exercisable within 60 days of April 20, 2016 held by such individual (but not giving effect to the shares of restricted stock and shares issuable upon exercise of options held by others).

(4)
Effective March 31, 2016, Ms. Barnett resigned as Chief Legal Officer and Corporate Secretary.

(5)
Mr. Traub is Managing Partner of Raging Capital Management, LLC ("RCM") and Mr. Bellinger is an employee of RCM. RCM is the general partner of Raging Capital Master Fund, Ltd. ("RCM Fund"). RCM Fund beneficially owns 2,136,864 shares of the Company's Common Stock. Mr. Traub and Mr. Bellinger disclaim beneficial ownership of all shares of Company Common Stock owned by RCM Fund.

        Information regarding the Company's securities that are issuable under stockholder-approved and non-stockholder approved plans is set forth in Item 5 "Market for the Company's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities" of the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Committees Generally and Their Members

        Our system of governance practices is documented in the MRV Communications, Inc. Corporate Governance Policies (the "Governance Policies") and the charters of the Audit Committee, Compensation Committee and Nomination and Governance Committee, all of which are available on MRV's website at www.mrv.com. The Governance Policies and charters are intended to ensure that the Board of Directors will have the necessary authority and procedures in place to review and evaluate MRV's business operations and to make decisions that are independent of our management. The Governance Policies also are intended to align the interests of directors and management with those of MRV's stockholders. The Governance Policies establish the procedures the Board of Directors will follow with respect to Board composition and selection, Board meetings and involvement of senior management, committees of the Board of Directors, director compensation, and the Chief Executive Officer's performance evaluation. Each of the committee charters addresses annual reviews of the committees and the Nomination and Governance Committee charter gives authority to that committee to recommend to the Board of Directors the process for an annual self-evaluation of the Board of Directors' performance and the performance of each of the committees. The Governance Policies and committee charters are reviewed from time to time and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The Compensation Committee charter was most recently modified by the Board of Directors in December, 2013. The Audit Committee and Nomination and Governance committee charters were most recently modified by the Board of Directors in November, 2011 and the Governance Policies in October, 2009.

        The Board of Directors has a standing Audit Committee, Compensation Committee and Nomination and Governance Committee. The Audit Committee, Compensation Committee and Nomination and Governance Committee hold regularly scheduled meetings, and special meetings may be held from time to time as the Board of Directors or its committees deem necessary. At regularly scheduled Board of Directors meetings, time is set aside for the independent directors to meet in an executive session without management present.

        The Board of Directors met seven times during 2015 in person or telephonically, and acted by unanimous written consent on two occasions. No director attended fewer than 75 percent of the meetings of the Board of Directors and the meetings of the committees on which they served during 2015.

        In November 2009, the Board of Directors made the position of Chairman of the Board independent from the position of Chief Executive Officer. Mr. Traub is currently the Chairman of the Board and has held such role since January 2012. In such role, Mr. Traub is responsible for coordinating the activities of the directors, coordinating with the Chief Executive Officer to set the agenda for Board of Directors' meetings, chairing meetings of the Board, and leading the Board's review of the performance of the Chief Executive Officer.

        If, in the future, the Chairman of the Board of Directors is no longer independent, the Company's Governance Policies provide that a lead independent director shall be designated who would then assume the responsibilities set forth above.

        As a general matter, the Board of Directors has oversight responsibility with respect to risk management and is not responsible for the day-to-day management of risk issues, which is the responsibility of management. However, the Board of Directors directed that an analysis be conducted to identify key enterprise risks and mitigation strategies, and that an enterprise risk management plan be developed for the Company. The review and plan was completed and presented to the Board in 2010, and further review is expected to occur in the future from time to time. The Board retains oversight of implementation and maintenance of the plan. Further, the Board of Directors approved a

Transactional Authority Matrix for the Company in 2010, which is amended from time to time, that identifies in detail certain transactions or actions that require various members of management, the committees of the Board and/or the Board itself to review and approve. The Board also focuses on and discusses certain key areas of risk related to the Company's annual operating plan and these areas of risk are periodically addressed and reviewed on an on-going basis.

        The current members of the Board of Directors, and the main committees of the Board of Directors on which they serve, are identified below:

Name	Audit		Compensation		Nomination and Governance
Kenneth H. Traub (Chairman)	—		X		X
Robert M. Pons (Vice-Chairman)	X		—		X	(1)
Mark J. Bonney	—		—		—
Jeannie H. Diefenderfer	X		X	(1)	X
Matthew Stecker	—		—		—
Brian J. Bellinger	—		X		—
Jeffrey Tuder	X	(1)	—		—

(1)
Committee Chair

Audit Committee

        The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of MRV's accounting, auditing, and financial reporting practices. The Audit Committee's role includes overseeing MRV's system of internal controls and disclosure controls, accounting and auditing processes and discussing with management our processes to manage business and financial risk, and compliance with applicable legal, ethical and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm engaged to issue audit reports on our financial statements. The Audit Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities. The Audit Committee met five times, and did not act by unanimous written consent during 2015. A current copy of the Audit Committee Charter is available on MRV's website at www.mrv.com. For additional information concerning the Audit Committee, see "Report of the Audit Committee" on page 39 of this proxy statement.

        The Audit Committee is currently comprised of Messrs. Tuder (Chair), Pons and Diefenderfer. The Board of Directors has determined that each of the current committee members has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Board of Directors has further determined that Mr. Tuder is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and meets the standards of independence under our Governance Policies and under the rules of the NASDAQ Stock Market, LLC. Effective December 3, 2015, Mr. Traub became a Managing Partner of Raging Capital Management, LLC, the Company's largest stockholder and resigned from the Audit Committee of the Board, of which he was chair. To replace Mr. Traub, Mr. Stecker was appointed Chair of the Audit Committee, and Ms. Diefenderfer was appointed to the Audit Committee. However, Mr. Stecker was not nominated for re-election to the Board of Directors at the Annual Meeting. Consequently, on April 20, 2016, Mr. Tuder replaced Mr. Stecker on the Audit Committee, and was appointed Chair.

Compensation Committee

        The primary responsibilities of the Compensation Committee are: (a) to make recommendations to the Board of Directors as to our general compensation philosophy and to oversee the development and implementation of compensation programs; (b) to evaluate the performance of the Chief Executive Officer based on Board-approved goals and objectives, and based on this evaluation, recommend to the Board of Directors the Chief Executive Officer's annual compensation level; (c) to evaluate the performance of other senior management and make recommendations to the Board of Directors regarding annual compensation levels; (d) to review and make recommendations to the Board of Directors with respect to the Company's incentive compensation plans and equity-based plans; and (e) to grant awards under the Company's equity incentive plans to employees, not including executive officers. The Board of Directors retains the authority to grant awards under the Company's equity incentive plans to executive officers and directors. The Compensation Committee's role includes producing the report on executive compensation required by SEC rules and regulations. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee, consisting of one or more members. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to select and retain special counsel or other experts or consultants, including sole authority to approve the fees and retention terms of such advisors, to assist in the discharge of its duties and responsibilities. A current copy of the Compensation Committee Charter is available on MRV's website at www.mrv.com. For additional information concerning the Compensation Committee, see "Compensation Committee Report" on page 25 of this proxy statement.

Nomination and Governance Committee

        The principal responsibilities of the Nomination and Governance Committee are to: (a) lead the search for qualified director candidates for election to the Board of Directors, ensuring the Board of Directors has the appropriate mix of skills and expertise; (b) retain and terminate search firms used to identify director candidates; (c) solicit the views of the Chief Executive Officer, members of our senior management, and members of the Board of Directors regarding the qualifications and suitability of director candidates; (d) establish policies and procedures for the evaluation of director candidates put forth by our stockholders; (e) review and recommend to the Board of Directors a set of corporate governance principles, code of business conduct and ethics applicable to the Board of Directors and the Company; and (f) oversee and evaluate compliance by the Board of Directors and senior management with those corporate governance principles, ethics standards and code of conduct. The Nomination and Governance Committee's role includes periodically reviewing the compensation paid to non-employee directors, and making recommendations to the Board of Directors for any adjustments. A current copy of the Nomination and Governance Committee Charter is available on MRV's website at www.mrv.com.

        Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nomination and Governance Committee annually reviews with the Board of Directors the applicable skills and characteristics required of Board of Directors nominees in the context of the current Board of Directors composition and Company circumstances. The Nomination and Governance Committee works with the Board of Directors to determine the appropriate characteristics, skills and experiences for the Board of Directors as a whole and its individual members with the objective of having a Board of Directors with business experience, diversity and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating the suitability of individual Board members, the Board of Directors takes into account many factors, including a general understanding of corporate governance, marketing, finance, and other disciplines relevant to the success of a publicly-traded company in today's business environment; an understanding of the Company's business and technology;

educational and professional background; and personal accomplishment. The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending a group that can best contribute to the success of our business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience and skill sets. In determining whether to recommend a director for re-election, the Nomination and Governance Committee also considers the director's past attendance at meetings, independence and participation in and contributions to the activities of the Board of Directors.

        The Nominating and Governance Committee does not currently pay a fee to a third party to identify or evaluate nominees, but may consider engaging such a firm in the future.

        Although the Board does not have a separate policy regarding diversity, it believes it is benefitted by a diversity of viewpoints, backgrounds and experience among its members, as reflected in the criteria for Board membership. The Board of Directors believes it is important that its members represent diverse viewpoints that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the Company's stockholders.

        Our Board has nominated six directors for election at the Annual Meeting. On July 24, 2014, the Nomination and Governance Committee determined that it would be in the best interest of the Company to add an independent director to the Board, and the committee recommended to the Board that it be expanded from five to six members and that Ms. Jeannie H. Diefenderfer be appointed to fill the resulting vacancy. The Board had six members from July 24, 2014 until December 12, 2014, when Mr. David S. Stehlin resigned from the Board. The Board had five members from December 12, 2014 until February 26, 2016, at which time Mr. Brian J. Bellinger was appointed to the Board. On April 6, 2016, the size of the Board was increased from six to seven, and Mr. Jeffery Tuder was appointed to the Board to fill the vacancy. Mr. Stecker was not nominated for re-election to the Board of Directors at the Annual Meeting.

        The committee will consider stockholder recommendations for candidates for the Board of Directors in the same manner as other candidates. All stockholder recommendations must be in writing, addressed to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary. Submissions must be made by certified mail or commercial courier service (i.e., Federal Express). Hand delivered or emailed submissions will not be considered.

Compensation of Directors

        Our compensation program for directors is designed to achieve the following goals: compensation should fairly pay directors for work required for the Company; compensation should align directors' interests with the interest of our stockholders; and the structure of the compensation should be simple, transparent and easy to understand.

        Cash Compensation.     In November 2010, the Board of Directors approved a compensation arrangement for non-employee directors. The annual cash retainer fee for all non-employee directors was set at $42,000, with no per meeting fees and the Chairman received an additional annual retainer fee of $100,000. All non-Chair committee members receive an annual $4,000 cash retainer fee per committee, while the Chairs of the committees receive the following annual cash retainer fees: Audit Committee Chair, $10,000; Compensation Committee Chair, $7,000; and Nomination and Governance Committee Chair, $6,000. The Board approved annual retainer fees for the Vice-Chairman equivalent to the Chairman when the Vice-Chairman role was introduced in 2012. In the second quarter of 2015, the Board decided to reduce the additional annual retainer fees for the Chairman and Vice-Chairman from $100,000 to $50,000. The cash retainer fees are paid in quarterly installments in advance, and are prorated as appropriate based upon the dates and capacities in which each individual non-employee director serves.

         Equity Compensation.     The compensation arrangement for directors approved in November 2010 included an equity compensation component as well as a cash retainer fee component. Each of the directors receives an equivalent of $50,000 of equity each year, which amount they can elect to receive in stock options or restricted stock, with a maximum 50% election in restricted stock. The annual grant date for the equity issuances is June 1 of each year. The number of shares to be received in stock options is determined by using the Black-Scholes valuation method to determine the value per option on the valuation date (three business days prior to the grant date), and the number of shares of restricted stock is determined by using the fair market value of our Common Stock on the valuation date, which is the average of the closing bid and ask quotations per share of our Common Stock as reported on the NASDAQ Stock Market LLC. The stock options and restricted stock each vest in full upon the earlier of one year from date of grant or a change of control, as defined in our Omnibus Plan. The stock options have an exercise price equal to the closing price of the Company's Common Stock on the date of grant.

Director Compensation Table

        The following table summarizes the compensation of our non-employee directors in fiscal year 2015.

Name	Fees Earned or Paid in Cash	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total($)
Kenneth H. Traub(3)	$125,500	25,000	25,000	—	$175,500
Robert M. Pons	$114,500	25,000	25,000	—	$164,500
Matthew Stecker	$50,000	25,000	25,000	—	$100,000
Jeannie H. Diefenderfer	$50,000	25,000	25,000	—	$100,000
Brian J. Bellinger(3)	—	—	—	—	—
Jeffrey Tuder	—	—	—	—	—

(1)
These restricted stock grants have a one year vesting period, subject to continued service to the Company. The fair value of the restricted stock on the date of the grants to Messrs. Traub, Stecker, and Pons, determined in accordance with ASC 718, was $9.63 per share.

(2)
Amounts reflect the aggregate grant date fair value determined by MRV calculated in accordance with ASC 718. All of the director stock options granted in 2015 vest in full one year from the date of grant, have an exercise price equal to the average of the closing bid and ask quotations per share of the Company's Common Stock as reported on the NASDAQ Global Market on the date of grant, and have a 10-year term. The aggregate number of shares of restricted stock and stock option awards outstanding as of December 31, 2015 for our directors serving as of that date were: 10,372 and 69,586, respectively.

(3)
Compensation paid in respect of the services of Messrs. Traub and Bellinger as non-employee directors is paid to Raging Capital Management, LLC ("RCM"). Mr. Traub is Managing Partner of RCM and Mr. Bellinger is an employee of RCM. RCM is the general partner of Raging Capital Master Fund, Ltd. ("RCM Fund"). RCM Fund beneficially owns 2,136,864 shares of the Company's Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Exchange Act, our directors, executive officers and stockholders who own more than 10% of a registered class of the Company's equity securities are required to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and 10% or greater stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based on filings we have made on behalf of directors and officers, and on a review of copies of such reports furnished to us, that the reports required of our executive officers, directors and 10% or greater stockholders were duly and timely filed during the year ended December 31, 2015.

Relationships of Officers and Directors

        Pursuant to the Audit Committee Charter, it is the responsibility of the Audit Committee to review and approve all related party transactions. While there is no formal policy regarding the standards to be applied by the Audit Committee in determining whether to approve or disapprove related party transactions, in determining whether a proposed related party transaction is in the best interests of the Company and whether to approve or disapprove the transaction, the Audit Committee will generally consider, among other factors, the terms that it believes would be available to the Company in an arm's length transaction with an unrelated third party. In particular, the Audit Committee has historically required that the terms of the transaction be no less favorable to the Company than those available from an unaffiliated third party and that the Company would be expected to obtain a consistent or more favorable result than it would in an arm's length transaction with an unrelated third party. In applying this standard, the Committee also considers whether the transaction would be conducted differently than it would be with an unrelated third party. Other factors that may be considered by the Audit Committee in making such determination include the benefit of the transaction to the Company (including the cost, nature, quantity and quality of the goods or services involved), and the terms, conditions and circumstances of the transaction. In making such determination, the Audit Committee relies on information provided to it by Company management as well as the general knowledge and experience of Audit Committee members.

        There were no transactions or series of transactions in 2015, or subsequently, in excess of $120,000 regarding related persons as defined by the rules and regulations promulgated under the Exchange Act.

Communications with the Board of Directors

        The Board of Directors maintains a process by which stockholders and other interested parties may communicate with members of the Board of Directors. Any stockholder or other interested party who desires to communicate with the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Secretary, 20415 Nordhoff Street, Chatsworth, California 91311.

        All communications received in accordance with this procedure will be reviewed initially by our Chief Financial Officer to determine that the communication is a message to our directors and will be relayed to the appropriate director or directors unless the officer determines that the communication is an advertisement or otherwise constitutes inappropriate material. The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate.

Code of Business Conduct and Corporate Governance

        We have adopted a Code of Business Conduct and Corporate Governance that applies to all of our directors, officers and employees. In compliance with the applicable rules of the SEC, special ethics obligations of the Chief Executive Officer, Chief Financial Officer, and other employees who perform financial or accounting functions are set forth in the section of the Code of Business Conduct and Corporate Governance entitled "Special Ethics Obligations of Employees with Financial Reporting Responsibilities." The Code is available through our website at www.mrv.com. Printed copies are available free of charge and may be requested by contacting the Investor Relations Department either by mail at corporate headquarters, by telephone at (818) 773-0900 or by e-mail at ir@mrv.com.

        We intend to satisfy the disclosure requirements under the Exchange Act regarding an amendment to, or a waiver from, the Code of Business Conduct and Corporate Governance by posting such information on our website at www.mrv.com.

18

EXECUTIVE OFFICERS OF THE COMPANY

        A biography of Mr. Bonney, our current President and Chief Executive Officer, is set forth in the "Director Nominees" section of "Election of Directors (Proposal No. 1)", above. The biography of Mr. Krulik, our other current executive officer, is set forth below.

        Stephen Krulik, age 43, Chief Financial Officer, Treasurer and Corporate Secretary

        Mr. Krulik joined MRV as the Vice President, Finance in May 2014 and was named Chief Financial Officer in December 2014. From 2007 to 2014, Mr. Krulik served as VP of Worldwide FP&A at Technicolor Creative Services, a role that included responsibility for planning several restructuring programs, Internal Control compliance and financial responsibility for a number of Technicolor's businesses including Digital Cinema, Post Production & Sound, Film & Distribution, and Digital Productions. Prior to Technicolor, Mr. Krulik served in several financial leadership roles in the dotcom world. Mr. Krulik is a Certified Public Accountant. He received his BA in Mathematics from the University of California, Berkeley, and his MBA from the University of California, Los Angeles, Anderson School of Business, Executive Program.

        There are no arrangements or understandings between Mr. Krulik and any other persons pursuant to which he was selected as Chief Financial Officer and Chief Accounting Officer. There are also no family relationships between Mr. Krulik and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

COMPENSATION DISCUSSION AND ANALYSIS

        This compensation discussion and analysis explains our strategy, design and decision-making around our compensation programs and practices as they relate to our Named Executive Officers as defined by the rules promulgated under the Exchange Act. The Compensation Committee has the responsibility for evaluating, approving and recommending to the Board of Directors MRV compensation programs. The Compensation Committee is also responsible for reviewing and evaluating the performance of our Chief Executive Officer and his direct reports, including all of the Named Executive Officers, relative to meeting corporate goals and objectives, and determining compensation levels for these officers based on this evaluation.

Philosophy

        In 2015, the Company's objectives included the sale of Tecnonet and improving its position in certain markets for its Network Equipment business by focusing on completing the development and release of several new products and features. As a result, the Company has identified a mix of financial and non-financial objectives for the business, and has tied certain executive compensation incentives to the achievement of these objectives. Additionally the Compensation Committee continues to believe that the compensation mix should include longer-term equity incentive compensation, in addition to base salary and short-term performance-based bonuses. The Compensation Committee has determined that such long-term equity awards could attract and motivate its executive team and create a strong connection between executive compensation and long-term stockholder value. Accordingly, the compensation mix for the Chief Executive Officer and Chief Financial Officer has been designed to provide a balanced mix of annual and longer-term incentives.

        Risk Oversight and Controls.     As a general matter, the Board of Directors has oversight responsibility with respect to risk management and is not responsible for day-to-day management of risk issues, which is the responsibility of management. The Board of Directors has approved a Transactional Authority Matrix, as amended from time to time, to address approval controls required for various types of actions. Areas of risk that are focused on at quarterly Board of Directors meetings are the review of contingent liabilities and significant litigation matters. With respect to compensation plans rewarding risk-taking, the Compensation Committee has reviewed our compensation policies and practices for all employees, including executive and non-executive officers, and determined that our compensation programs do not give rise to risks reasonably likely to have a material adverse effect on MRV. The Compensation Committee noted several design features of MRV's incentive programs for all executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support enhancing stockholder value. For example:

  •
  The program design for 2015 is intended to provide a balanced mix of annual and longer-term incentives.

  •
  The performance-based incentives granted to Mr. Bonney and Mr. Krulik include not only the achievement of various financial metrics, but also the achievement of specific objectives related to the Company's strategic goals, incentivizing the Named Executive Officers to execute plans designed to enhance stockholder value.

  •
  In November 2011, the Board of Directors approved stock ownership guidelines for directors and executive officers that require the directors and officers to obtain a meaningful equity ownership level before they can sell their equity grants, thereby increasing their alignment with stockholder value.

Annual Compensation Methodology

        The Compensation Committee annually reviews the salary, bonus and equity-based compensation given to the Named Executive Officers and our other highly compensated employees, and otherwise meets from time to time related to executive new hires, promotions and terminations. The Compensation Committee also reviews and adopts the annual incentive opportunities for each of our subsidiaries and business segments. In addition, the Incentive Compensation Plan (the "Plan") has provided for bonuses based on corporate and business unit performance, as applicable, and each year the Compensation Committee will adjust targets pursuant to the Plan. For Named Executive Officers, the Compensation Committee determines whether the officers' performance justifies adjustments to base salaries, bonuses and granting of share-based compensation. The Compensation Committee then recommends its overall compensation plan to the full Board of Directors for its approval. The full Board of Directors also approves the annual operating plan of the Company for the year on which the financial targets of the Plan are based. In addition, the Compensation Committee may consider discretionary bonuses for performance exceeding expectations and uses its discretion in review of Plan targets and performance.

        In 2014, the Board of Director's approved long-term equity incentives as part of its compensation mix, a compensation strategy that continued into 2015 under the 2015 Long-Term Incentive Plan. The Compensation Committee believes that Common Stock-based awards are viewed as an important component of total executive pay, aligning compensation with increasing stockholder value and, thus, providing an important benefit to stockholders. Stock options provide a financial reward only in the event that stockholder value is increased. Restricted stock and restricted stock unit awards allow for employees to have an ownership stake in the Company regardless of the current stock price. Generally, within compensation programs, equity grants are viewed as a cost-effective method for providing long-term incentive compensation.

The Role of Consultants

        In November 2013, the Compensation Committee hired Grant Thornton LLP ("Grant Thornton") as a compensation consultant, in order to provide a study of comparable fixed and variable compensation levels, as reported by a peer group of similar companies, for the purposes of setting benchmarks for the Company's most senior executives for 2014 and 2015 compensation. The study helped the Compensation Committee benchmark targets for performance-based compensation, long-term and short-term, as well as base pay. Grant Thornton also serves as MRV's independent registered accounting firm. The Compensation Committee and Audit Committee analyzed whether the work of Grant Thornton would raise any conflicts of interest, taking into account how the work would be structured and firewalls that would be put into place within Grant Thornton. The Compensation Committee and Audit Committee each determined that the work of Grant Thornton did not raise any conflict of interest as defined in Item 407 of Regulation S-K. Grant Thornton ceased providing consulting services to the Company in March 2014.

The Role of Executive Officers in Determining Executive Compensation

        Consistent with our Compensation Committee charter, the Compensation Committee makes recommendations to the Board as to the Company's general compensation philosophy and all compensation decisions related to the Chief Executive Officer and his direct reports, which includes all of the Named Executive Officers other than the Chief Executive Officer. To aid in making those recommendations and decisions for 2015 for all Named Executive Officers other than the Chief Executive Officer, the Chief Executive Officer provided information and recommendations to the Compensation Committee in setting compensation in 2015, including information relating to the performance of the executive officers, appropriate levels and components of compensation, and the targets for business unit performance or other goals for our annual cash incentives.

  •
  In particular, our typical practice, continued through 2015, called for our Chief Executive Officer to meet with the Compensation Committee near the beginning of the fiscal year to present for review and approval, as applicable;

  •
  An analysis of the compensation of the Chief Executive Officer and each of the individuals reporting to the CEO at MRV, which included, among other things, their salary, short-term cash incentive bonus, long-term bonus incentive, and benefits;

  •
  Recommendations on aggregate base salary merit increases by entity and entity bonus pools based on market global compensation data and our financial performance during the prior fiscal year for all employees on the payroll to be included as part of the annual budget process; and

  •
  A recommended performance rating structure for determination of the annual cash incentive awards for our business units, which structure was based upon key metrics that, if achieved, would create positive market performance and was a basis for creation of shareholder value.

        At the end of each year, our Chief Executive Officer also assists our Compensation Committee in evaluating our corporate performance and providing performance ratings for each of his direct reports for the recently completed fiscal year. Our internal procedures regarding compensation for all executive officers and individuals with a direct reporting relationship to the Chief Executive Officer require that Board of Directors approval be sought and received. Our Human Resources department also supports the Compensation Committee in various other compensation-related tasks and in some cases acts pursuant to delegated authority to fulfill various functions in administering our compensation programs.

Determination of the Chief Executive Officer's Compensation

        The Compensation Committee is responsible for evaluating the performance of the Chief Executive Officer in light of Board-approved goals and objectives and recommending to the Board the Chief Executive Officer's compensation level based on this evaluation. In making the recommendation regarding the long-term incentive component of Chief Executive Officer compensation, the Committee considers, among other factors, the Company's performance and relative stockholder return, the value of similar incentive awards to chief executive officers at the Company's competitors and other comparable companies, and the awards given to the Chief Executive Officer in past years.

        On December 12, 2014, MRV appointed Mark J. Bonney, who had been serving as its Chief Financial Officer, as its President and Chief Executive Officer, effective December 15, 2014. In connection with Mr. Bonney's appointment as President and Chief Executive Officer, MRV entered into an Amended and Restated Employment Agreement with Mr. Bonney on December 12, 2014. In March 2016, MRV entered into a new Amended and Restated Employment Agreement (the "Bonney Employment Agreement") with Mr. Bonney. The Bonney Employment Agreement sets forth Mr. Bonney's duties and responsibilities as Chief Executive Officer, the terms of his compensation, the effect of a potential future termination event, and other customary provisions regarding release of claims and covenants related to confidentiality, non-solicitation, non-competition, non-disparagement and claw back requirements. Under the Bonney Employment Agreement, Mr. Bonney will receive a base salary at the annual rate of $400,155 and an annual target bonus opportunity equal to 80% of his annual base salary.

        If Mr. Bonney is terminated by the Company without "cause" or by him for "good reason" (as those terms are defined in the Bonney Employment Agreement), he will receive up to 12 months' payment of COBRA premiums and severance consisting of salary continuation of twelve months' base salary, unless the termination occurs after a change in control, in which case the severance will be a lump sum payment equal to 24 months' base salary and accelerated vesting of unvested Company equity awards assumed as part of the change in control.

The Role of Peer Groups and Benchmarking

        As part of the competitive analysis of market pay practices for our Chief Executive Officer and Chief Financial Officer, the Compensation Committee ratified a competition peer group that the Compensation Committee believed to be similar to us based on product and customer profile. The companies selected as "primary peers" are listed below:

  •
  Adtran

  •
  Adva

  •
  Allot Communications Ltd.

  •
  Ceragon Networks Ltd.

  •
  Communications Systems Inc.

  •
  Digi International Inc.

  •
  DSP Group

  •
  EXFO Inc.

  •
  Extreme Networks Inc.

  •
  Gigamon Inc.

  •
  Infinera Corporation

  •
  Numerex Corp.

  •
  Sonus Networks

  •
  Vecima Networks Inc.

  •
  Zhone Technologies Inc.

Incentive Compensation Plan and Bonus Targets

        In March 2015, the Board of Directors, upon recommendation by the Compensation Committee, approved amended performance targets to the Plan, our annual cash incentive plan, and bonus percentage targets for management and other participants under the Plan. In approving the targets for performance-based cash bonus compensation, the Compensation Committee and Board of Directors took the peer group selected into consideration and the committee's philosophy of weighting performance-based compensation. The Board of Directors, upon recommendation by the Compensation Committee, approved the following 2015 target bonus amounts for the Named Executive Officers. The targets were calculated as percentages of annual base pay, and are set forth below for the listed Named Executive Officers.

Name	Bonus Target
Mark Bonney	80%
Stephen Krulik	35%
Paula Barnett(1)	35%

(1)
Effective March 31, 2016, Ms. Barnett resigned as Chief Legal Officer and Corporate Secretary.

        The Plan, which set forth the terms for which an annual bonus was earned, provided that a participant's bonus was based on the revenues and EBITDA of the business operating unit to which the participant of the Plan belonged. The targets were set above the prior year's achievements, and were intended to incentivize the participants to push their teams to reach their goals. The Plan provided for over-achievement of the revenue goals of up to 110% and EBITDA goals of up to 120% of the target Bonus at 105% of revenue goal or 115% of the EBITDA goal, and a minimum of 75% of target bonus at 90% achievement of the revenue or EBITDA goals. The bonuses were not earned unless the participant was employed as of the end of the Plan year, regardless of the reason for termination (unless otherwise set forth in a severance agreement).

        At the time Mr. Bonney was appointed Chief Executive Officer in December 2014, the Compensation Committee reviewed the performance of Mr. Bonney since his original appointment as Chief Financial Officer in August 2014, and determined that Mr. Bonney achieved the objectives required to receive a one-time performance bonus of $25,000 based upon his performance against non-financial objectives relating to certain finance functions approved by the Board for the period August 25, 2014 through December 31, 2014. Mr. Bonney's amended employment agreement provided for the payment of the bonus in 2015.

        The Compensation Committee reviewed the financial performance of the Company as well as that of Mr. Bonney relative to his strategic objectives for 2015. The Committee determined that the Company had not achieved the revenue component of the 2015 objectives but had exceeded the EBITDA objective. Accordingly, Mr. Bonney had achieved 60% of the 50%, or 30%, of his target bonus based on financial objectives. In addition to the financial objectives, Mr. Bonney had two strategic objectives. The Committee determined with respect to the first of his strategic objectives, the sale of the Network Integration business, that Mr. Bonney had exceeded his objectives by concluding the sale process at a superior valuation. Mr. Bonney's second strategic objective was to refine the strategic direction of MRV, its market positioning, product portfolio and product roadmap. The Committee determined that Mr. Bonney had met these objectives. Accordingly, the Committee determined that Mr. Bonney achieved 108% of the 50%, or 54%, of his target bonus based upon his combined strategic objectives. Accordingly, Mr. Bonney was awarded a bonus in March, 2016 in the amount of $241,535 or 84% of his target bonus.

        The Compensation Committee reviewed the performance of Mr. Krulik against the financial and non-financial objectives set for him in 2014, and determined that he would receive a total bonus of $8,200 outside of the Plan in respect of his role as controller and Vice President of Finance prior to his becoming a Named Executive Officer. In 2014, Mr. Krulik was not eligible to earn a performance-based bonus in respect of his role as Chief Financial Officer under the Plan or otherwise.

        The Compensation Committee reviewed the financial performance of the Company as well as that of Mr. Krulik relative to his strategic objectives for 2015. The Committee determined that the Company had not achieved the revenue component of the 2015 objectives but had exceeded the EBITDA objective. Accordingly, Mr. Krulik had achieved 60% of the 50%, or 30%, of his target bonus based on financial objectives. In addition to the financial objectives, Mr. Krulik had two strategic objectives. The Committee determined with respect to the first of his strategic objectives, the sale of the Network Integration business, that Mr. Krulik had exceeded his objectives by concluding the sale process at a superior valuation. Mr. Krulik's second strategic objective was to eliminate all material weaknesses in its controls relating to financial reporting that the Company had in 2014 and not incurring any weaknesses in 2015. The Committee concluded that Mr. Krulik had met this goal. Accordingly, the Committee determined that Mr. Krulik had achieved 108% of the 50%, or 54%, of his target bonus based upon his strategic objectives. Accordingly, Mr. Krulik was awarded a bonus in March, 2016 in the amount of $63,022 or 84% of his target bonus.

        The Compensation Committee reviewed the financial performance of the Company and of Ms. Barnett compared to her strategic objectives for 2015, and determined that the Company had not achieved the revenue component of the 2015, objectives but had exceeded the EBITDA objective. Accordingly, Ms. Barnett had achieved 60% of the 50%, or 30%, of her target bonus based on financial objectives. The Committee further determined that Ms. Barnett had not met her strategic goals relative to legal costs but had exceeded the strategic objective of achieving a reduction in the cost of health and welfare benefits for U.S. based employees in 2015. Accordingly, the Committee determined that Ms. Barnett had achieved 43% of the 50%, or 22%, of her target bonus based upon her strategic objectives. Ms. Barnett was awarded a bonus in March, 2016 in the amount of $35,000 or 22% of her target bonus which was prorated for her time with MRV.

        Fiscal 2016 Bonus Targets.    In connection with Mr. Bonney's position as Chief Executive Officer and Mr. Krulik's position as Chief Financial Officer, the Board of Directors, upon recommendation by the Compensation Committee, approved the following 2016 target bonus amounts for the Named Executive Officers, expressed as percentages of annual base pay:

Name	Bonus Target
Mark J. Bonney	80%
Stephen Krulik	40%

Fiscal Year 2015 and First Quarter of 2016 Compensation Decisions

Chief Executive Officer

        Effective March 16, 2016, MRV and Mr. Bonney entered into the Bonney Employment Agreement, under which Mr. Bonney receives a base salary at the annual rate of $400,155 and, an annual target bonus opportunity equal to 80% of his annual base salary.

Chief Financial Officer

        On December 12, 2014, in connection with Mr. Bonney's appointment as Chief Executive Officer, MRV promoted Stephen Krulik to Chief Financial Officer and Chief Accounting Officer. In connection with Mr. Krulik's promotion to Chief Financial Officer, the Company entered into a letter agreement (the "Krulik Letter Agreement") with Mr. Krulik dated December 12, 2014. The Krulik Letter

Agreement does not provide for employment for a specified term and Mr. Krulik's employment is on an at-will basis. Under the Krulik Letter Agreement, Mr. Krulik receives a base salary at an initial annual rate of $215,000 and, beginning in 2015, an annual target bonus opportunity equal to 35% of his annual base salary.

Stock Option Grants/Shares of Restricted Stock

        Effective June 1, 2015, the Board of Directors of the Company approved annual equity grants to certain key employees.

Name	Title	Number of Options	Number of Shares of Restricted Stock
Mark J. Bonney	Chief Executive Officer	65,000	25,000
Stephen G. Krulik	Chief Financial Officer	15,000	7,500

        The equity grants occurred on June 1, 2015, and the shares of restricted stock for Mr. Bonney and Mr. Krulik will vest in three equal annual installments commencing on the first anniversary of the grant date, subject in each case to the executive's continuing employment. The stock options have an exercise price equal to the fair market value per share on the option grant date, which was $9.63 per share. The options will vest in three equal annual installments commencing on the first anniversary of the grant date.

        The foregoing description of the terms of the restricted stock and stock option grants is not complete and is qualified in its entirety by reference to the Form of MRV Communications, Inc. 2015 Long-Term Incentive Plan Restricted Stock Agreement and the Form of MRV Communications, Inc. 2015 Long-Term Incentive Plan Stock Option Agreement, which are included in the Company's Form 8-K on June 4, 2015.

Policy Governing Grant of Stock Options

        We adopted a written stock option policy, updated in January 2013, to supplement the provisions of our equity compensation plans and to govern the timing of stock option grants to employees generally and to officers and directors in particular. The goal in adopting the policy was to seek to ensure that equity-based awards were made in a manner consistent with the terms of the governing plans and at prices and times that are determinable, and only upon approval by the Compensation Committee, and the Board of Directors for certain executives including the Named Executive Officers.

Compensation Recoupment Policy

        In the event of a material restatement of our annual financial statement included in a report on Form 10-K, the Chief Executive Officer and Chief Financial Officer must each deposit or cause to be deposited into an escrow account the difference between (i) the amount of any incentive compensation received for each of the applicable years covered by such restated financial statements, and (ii) the amount of such cash bonus or incentive compensation that would have been earned based on the information contained in the restated financial statements.

        The amount deposited into escrow by an executive officer will be returned to the executive officer if a majority of the independent members of the Board determines that the financial restatement was not due to the recklessness of such executive officer. Otherwise, the escrowed amount will be paid to us.

Employee Benefits

        Executives are generally entitled only to qualified plan benefits consistent with those offered to our other employees. We offer group life, disability, medical, dental and vision insurance and a 401(k) plan.

Effect of Section 162(m) of the Code

        In general, under Section 162(m) of the Code, a publicly held corporation may not deduct as an expense for federal income tax purposes total compensation in excess of $1 million paid in any taxable year to each of its chief executive officer and other Named Executive Officers (other than the Chief Financial Officer). The deduction limitation does not apply, however, to qualifying "performance-based" compensation. Our 2015 Long-Term Incentive Plan, which was approved by our shareholders at the 2015 shareholders meeting, contains provisions allowing us to make performance-based equity and cash incentive awards that are intended to qualify for the "performance-based" compensation exemption.

        The Compensation Committee is mindful of the limit on deductibility of certain non-performance-based compensation under Section 162(m) of the Code; however, the Committee is not constrained from authorizing the payment of compensation that is subject to the deduction limit and may do so, as and when it deems appropriate, and in our best interest, under the circumstances. Although the Compensation Committee considers the net cost to us in making its compensation decisions (including the potential limitation on deductibility of executive compensation), there is no assurance that we will be allowed to deduct all of the compensation paid to our executives.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Ms. Diefenderfer (Chair), Mr. Traub and Mr. Stecker. No member of the Compensation Committee was, from January 1, 2015 to present, an officer or employee of MRV or any of its subsidiaries; was formerly an officer of MRV or any of its subsidiaries; or had a relationship in 2015 requiring disclosure under applicable SEC regulations except as set forth in "Relationships of Officers and Directors" set forth above. No executive officer of MRV serves or served as an executive officer, director or member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such committee, the entire board of directors) of another entity, any of whose executive officers served as a member of the Compensation Committee or as a director of MRV.

Stockholder Advisory Vote on Executive Compensation

        The results of the stockholder advisory vote on executive compensation proposal at our annual meeting of stockholders held in May 2015 were very favorable, with approximately 88% of the shares that were voted approving, and 12% of the shares that voted voting against or abstaining from voting. In January 2012, we held an annual meeting of stockholders at which we submitted to stockholders an advisory vote on the frequency of holding an advisory vote on executive compensation. We appreciate the confidence our stockholders have in our Board of Directors oversight of executive compensation. Our Board of Directors continues to review and revise the Company's compensation programs to keep the programs in line with the Board of Director's strategic plan for the Company, and we will continue to take our stockholders' advice to request an advisory vote of stockholders on executive compensation on a one-year frequency.

Compensation Committee Report

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, in whole or in part, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Registration Statements on Forms S-3 and S-8, the following Report shall not be incorporated by reference into any such filings.

        The Compensation Committee of MRV has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated under the Exchange Act and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the Board of Directors
Jeannie H. Diefenderfer, Chair Kenneth H. Traub Brian J. Bellinger

SUMMARY COMPENSATION TABLE

        The following table summarizes information regarding compensation paid and the fair value of equity grants during each of the past three fiscal years to the Named Executive Officers serving during the year ended December 31, 2015.

	Year	Salary	Bonus	Option Awards(1)	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Comps(2)	Total
Mark J. Bonney(3)	2015	$360,500	—	$260,839	$240,750	$241,535	$11,682	$1,115,306
Chief Executive Officer	2014	$149,506	—	$104,586	$25,000	—	$9,114	$382,692
	2013	—	—	—	—	—	—	—
Stephen Krulik(4)	2015	$215,000	—	$60,194	$72,225	$63,022	$9,639	$420,080
Chief Financial Officer	2014	$115,960	$8,200	$8,751	$9,720	—	$10,941	$153,572
	2013	—	—	—	—	—	—	—
Paula Barnett(5)	2015	$124,038	—	$24,077	$19,260	$35,000	$3,045	$205,421
Chief Legal Officer and	2014	—	—	—	—	—	—	—
Corporate Secretary	2013	—	—	—	—	—	—	—

(1)
Amounts reflect the aggregate grant date fair value determined by MRV calculated in accordance with Financial Accounting Standards Board ASC 718 Compensation—Stock Compensation ("ASC 718"). The stated amounts do not reflect whether the recipient will actually realize a financial benefit from the awards. For additional information regarding valuation assumptions, refer to Note 12 (Share-Based Compensation) in the Notes to our financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)
None of the Named Executive Officers received perquisites in excess of $10,000, and therefore such amounts are not included in the "All other compensation" or "Total" columns. For each Named Executive Officer, "All other compensation" includes life insurance premiums paid by MRV and contributions made by MRV to the Company's 401(k) savings plan on the officer's behalf.

(3)
Prior to his appointment as the Chief Financial Officer of MRV on August 25, 2014, Mr. Bonney served as a non-employee director of MRV. In 2014, Mr. Bonney earned $43,333 in director's fees paid in cash, including $14,000 for fees earned in the first fiscal quarter of 2014 but paid on December 16, 2013. In connection with his service as non-employee director, Mr. Bonney also received $25,000 in stock awards, and $25,000 in option awards for a total of $93,333 of total director's compensation. On August 25, 2014, MRV appointed Mr. Bonney as its Chief Financial Officer, and Mr. Bonney remained as MRV's Chief Financial Officer until December 12, 2014, during which time he earned $92,308 in salary and $25,000 as a bonus. Effective December 15, 2014, Mr. Bonney was appointed MRV's Chief Executive Officer, and in this role he earned $13,865 in salary until the end of the 2014 fiscal year.

(4)
Mr. Krulik was appointed the Chief Financial Officer of MRV on December 12, 2014, and from this time until the end of the 2014 fiscal year he earned $8,269 in salary. Prior to December 12, Mr. Krulik had served as MRV's Vice President, Finance, and in this role he earned $107,691 in salary and $8,200 as a bonus in fiscal 2014.

(5)
Effective March 31, 2016, Ms. Barnett resigned as Chief Legal Officer and Corporate Secretary.

GRANTS OF PLAN-BASED AWARDS IN 2015

        The following table summarizes awards to Named Executive Officers during 2015:

			Estimated future payout under non-equity incentive plan awards(1)			Estimated future payout under equity incentive plan awards			All Other Stock Awards: Number of Shares of Restricted Stock	All Other Option Awards: Number of Securities Underlying Options		Grant Date Fair Value of Stock and Option Awards
											Exercise Price of Option Awards
Name	Grant Date	Approval Date	Threshold $	Target $	Maximum $	Threshold $	Target $	Maximum $
Mark J. Bonney	6/1/2015	6/1/2015	108,150	288,400	330,759	—	—	—	25,000	65,000	$9.63	$501,589
Stephen G. Krulik	6/1/2015	6/1/2015	28,219	75,250	86,302	—	—	—	7,500	15,000	$9.63	$132,419
Paula W. Barnett(2)	6/1/2015	6/1/2015	16,461	43,896	47,188	—	—	—	2,000	6,000	$9.63	$43,337

(1)
The amounts shown reflect the threshold, target, and maximum payouts under the 2015 annual performance-based cash bonus opportunity described in our "Compensation Discussion and Analysis." The amounts paid under this program are set forth in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table" above.

(2)
Effective March 31, 2016, Ms. Barnett resigned as Chief Legal Officer and Corporate Secretary.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Grant date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date	Number of shares of stock that have not vested	Market value of shares of stock that have not vested
Mark J. Bonney	6/3/2013	6,203	—	$9.10	6/23/2023	—	—
	6/2/2014	4,472	—	$13.32	4/1/2024	—	—
	8/25/2014	5,993	7,494	$13.46	8/25/2024	5,000	$67,300
	6/1/2015	—	65,000	$9.63	6/1/2025	25,000	$240,750
Stephen Krulik	12/1/2014	666	1,334	$9.72	4/1/2023	667	$6,483
	6/1/2015	—	15,000	$9.63	6/1/2025	7,500	$72,225
Paula Barnett(1)	6/1/2015	—	6,000	$9.63	6/1/2025	2,000	$19,260

(1)
Effective March 31, 2016, Ms. Barnett resigned as Chief Legal Officer and Corporate Secretary.

OPTION EXERCISES AND STOCK VESTED IN 2015

	Options		Stock Awards
	Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Shares Acquired on Vesting	Value Realized on Vesting ($)(2)
Mark J. Bonney	—	—	2,041	$19,532
Stephen Krulik	—	—	333	$4,766
Paula Barnett(3)	—	—	—	—

(1)
Calculated by multiplying the number of exercised stock options by the difference between the exercise price of those options and the closing market price of our Common Stock on the date of exercise.

(2)
The aggregate value realized upon the vesting and settlement of restricted stock represents the aggregate market price of the shares of our common stock on the date of settlement.

(3)
Effective March 31, 2016, Ms. Barnett resigned as Chief Legal Officer and Corporate Secretary.

Other Compensation Information

        We did not grant to any Named Executive Officer, nor did any Named Executive Officer vest in, any stock appreciation rights, or similar instruments, during 2015. We generally do not have pension or other retirement plans, except for a 401(k) savings plan under which we make employer contributions on behalf of U.S. employees and pension plans where required for our foreign subsidiaries, and we make contributions to a 401(k)-type insurance fund for our Israeli employees. We do not have any nonqualified defined contribution or other nonqualified deferred compensation plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Employment Agreements and Change of Control Arrangements

        Bonney Amended and Restated Employment Agreement.     On December 12, 2014, MRV appointed Mark J. Bonney, who had been serving as its Chief Financial Officer, as its President and Chief Executive Officer, effective December 15, 2014. In connection with Mr. Bonney's appointment as President and Chief Executive Officer, MRV entered into an Amended and Restated Employment Agreement with Mr. Bonney on December 12, 2014. In March 2016, MRV entered into a new Amended and Restated Employment Agreement (the "Bonney Employment Agreement") with Mr. Bonney. The Bonney Employment Agreement sets forth Mr. Bonney's duties and responsibilities as Chief Executive Officer, the terms of his compensation, the effect of a potential future termination event, and other customary provisions regarding release of claims and covenants related to confidentiality, non-solicitation, non-competition, non-disparagement and claw back requirements. Under the Bonney Employment Agreement, Mr. Bonney will receive a base salary at the annual rate of $400,155 and an annual target bonus opportunity equal to 80% of his annual base salary.

        If Mr. Bonney is terminated by the Company without "cause" or by him for "good reason" (as those terms are defined in the Bonney Employment Agreement), he will receive up to 12 months' payment of COBRA premiums and severance consisting of salary continuation of twelve months' base salary, unless the termination occurs after a change in control, in which case the severance will be a lump sum payment equal to 24 months' base salary and accelerated vesting of unvested Company equity awards assumed as part of the change in control.

        For purposes of the Bonney Employment Agreement, "cause" is defined as Mr. Bonney's (a) willful failure to perform the material duties of the position of Chief Executive Officer after receiving written notice of such failure and being given twenty days to cure such failure; (b) willful misconduct injurious to the Company; (c) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude, or (d) material breach of the Bonney Employment Agreement, which breach is not cured within 20 days after written notice to Mr. Bonney from the Company. No act or failure to act on the part of Mr. Bonney shall be considered "willful" unless it is done or omitted to be done in bad faith or without reasonable belief that the action or omission was in the best interest of the Company.

        "Good reason" means, with certain exceptions, any of the following: (a) a material diminution in Mr. Bonney's duties or responsibilities; (b) the Company requires Mr. Bonney, without his consent, to be based at a location which is more than 50 miles from Mr. Bonney's principal work location as of the date of the request; or (c) Mr. Bonney's base salary is reduced. Notwithstanding the above, (x) any reduction in base salary, annual short-term incentive compensation, bonus or other such payments that affects substantially all U.S. employees, shall not constitute Good Reason and (y) provided that following a Change in Control transaction Mr. Bonney remains employed by the Company, a change in Mr. Bonney's duties or responsibilities following such transaction shall not constitute Good Reason under clause (a) above. For termination by Mr. Bonney for good reason to be effective, Mr. Bonney must provide the Company with written notice of the triggering event, and the Company has 45 days to cure the situation.

        A "change of control" is deemed to have occurred if and when on the date of the earlier to occur of any of the following events:

          (a)   the acquisition by any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (i) a subsidiary of the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) of beneficial ownership (within the meaning of Rule l3d-3 under the Exchange Act), of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, other than an acquisition directly from the Company;

          (b)   the consummation of a merger, consolidation or other form of reorganization involving the Company unless all or substantially all of the persons who were the beneficial owners of the voting securities of the Company immediately prior to such merger, consolidation or reorganization beneficially own more than 50% of the combined voting power of the securities of the Company (or the surviving entity or any parent thereof, as the case may be) that are outstanding immediately after such merger, consolidation or reorganization in substantially the same proportion as their ownership of the voting securities of the Company immediately prior to such merger, consolidation or reorganization; or

          (c)   the consummation of a complete liquidation or dissolution of the Company, or of a sale or disposition of all or substantially all of the Company's assets (whether in one transaction or a series of related transactions), unless all or substantially all of the persons who were the beneficial owners of the voting securities of the Company immediately prior to such sale or disposition beneficially own more than 50% of the combined voting power of the securities of the person or entity that acquires such assets that are outstanding immediately after such sale or disposition.

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the then outstanding voting securities is acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, or (3) any Person who, as of the date hereof, owns more than 25% of the outstanding voting securities.

        The Company may terminate Mr. Bonney's employment due to disability if Mr. Bonney is unable to substantially perform the essential duties and responsibilities of his employment for at least 90 consecutive calendar days or 120 or more calendar days during any calendar year period by reason of physical or mental incapacity. If Mr. Bonney dies during the term of his employment, his employment terminates on the date of his death. If Mr. Bonney's employment is terminated due to death or disability, then he or his spouse or heirs shall receive up to 12 months' payment of COBRA premiums and severance consisting of salary continuation of twelve months' base salary. The agreement has other customary provisions regarding release of claims and covenants related to confidentiality, non-solicitation, non-competition, non-disparagement and claw back requirements if the Company's financial statements are restated.

        Krulik Letter Agreement.     In connection with Mr. Krulik's promotion to the position of Chief Financial Officer and Chief Accounting Officer on December 12, 2014, the Company entered into a letter agreement (the "Krulik Letter Agreement") with Mr. Krulik dated December 12, 2014. The Krulik Letter Agreement does not provide for employment for a specified term and Mr. Krulik's employment is on an at-will basis. Under the Krulik Letter Agreement, Mr. Krulik receives a base salary at an initial annual rate of $215,000 and, beginning in 2015, an annual target bonus opportunity equal to 35% of his annual base salary.

Potential Payments Upon Termination or Change in Control

Mark J. Bonney

        Pursuant to the Bonney Employment Agreement, Mr. Bonney is entitled to payments upon a termination of his employment by the Company without cause or by him for good reason, and upon his death or disability. The terms of these payments are discussed above under the subheading "Bonney Employment Agreement."

        Separation from Service without Cause or for Good Reason (assuming occurrence on December 31, 2015 under the Bonney Employment Agreement):

Twelve months' base salary	$400,155
One year COBRA or equivalent(l)	$12,000

Total estimated payments:	$412,155

        Separation from Service following a Change of Control (assuming occurrence on December 31, 2015 under the Bonney Employment Agreement):

24 months' base salary	$800,310
Acceleration in full of unvested equity awards	$308,050
Acceleration in full of unvested options awards	$0
24 months COBRA or equivalent(l)	$24,000

Total estimated payments:	$1,132,360

(1)
The estimated benefits amounts are calculated by reference to the amounts paid by MRV in 2015.

        The Company's Omnibus Plan, as amended, provides for the vesting in full of all restricted stock and stock option awards granted under the plan to be accelerated upon a change of control of the Company, unless the Board of Directors or Compensation Committee otherwise provides. All equity grants under the Omnibus Plan provide for such accelerated vesting.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL NO. 2)

General

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory nonbinding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC's rules. We ask that you support the compensation of our Named Executive Officers as disclosed in the "Compensation Discussion and Analysis" beginning on page 18 of this proxy statement and the accompanying tables contained in this proxy statement.

        As described under the heading "Philosophy" in the "Compensation Discussion and Analysis" section beginning on page 18, our executive compensation programs are designed to motivate and retain our Named Executive Officers, who are critical to the success of our strategy to return value to stockholders, and to link a significant portion of their compensation to the return of value to stockholders. Please read the "Compensation Discussion and Analysis" for additional details about our executive compensation program for Named Executive Officers in 2015.

        The Compensation Committee continually reviews our Named Executive Officers' incentive compensation programs to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests. As a result of this review process, the Compensation Committee and Board of Directors have taken several actions to align executive compensation with stockholders' interests. In 2015, we designed a balanced mix of annual and longer-term incentive compensation for our executive officers to attract and motivate our executive team and to create a strong connection between executive compensation and long-term stockholder value. Mr. Bonney's Amended and Restated Employment Agreement and Mr. Krulik's Letter Agreement reflect this balanced approach, as does MRV's redesigned 2015 Long-Term Incentive Plan.

        We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their view on our Named Executive Officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement.

        The "say-on-pay" vote is advisory, and therefore not binding on MRV, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

        For the advisory vote on the compensation of our Named Executive Officers, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote on this item will be required for approval.

Board of Directors' Recommendation

        The Board of Directors recommends that the stockholders vote "FOR" the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC and request your approval of the following resolution:

        "RESOLVED, that the compensation paid to MRV's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in this proxy statement, is hereby APPROVED."

 RATIFICATION OF THE NOL RIGHTS PLAN
(PROPOSAL NO. 3)

General

        Our stockholders are being asked to ratify the Rights Agreement, dated January 26, 2016, between MRV and American Stock Transfer & Trust Company, LLC ("NOL Rights Plan"). The NOL Rights Plan was adopted by the Board on January 26, 2016, subject to approval by our stockholders at the Annual Meeting. In connection with the adoption of the NOL Rights Plan the Board declared a dividend of one preferred stock purchase right (each a "Right" and collectively, the "Rights") for each share of the Company's outstanding common stock, par value $0.0017 (the "Common Stock") at the close of business of February 10, 2016 (the "Record Date") and has authorized the issuance of one Right (subject to adjustment as provided in the NOL Rights Plan) with respect to each share of Common Stock that becomes outstanding between the Record Date and earliest of the Distribution Date and the Expiration Date (as defined below).

Description of NOL Rights Plan

        The following summary of the Rights provides only a general description of the NOL Rights Plan as adopted by the Board, and thus, should be read together with the entire NOL Rights Plan document set forth in Appendix A.

        Our Board adopted the NOL Rights Plan in an effort to protect the Company from potential adverse consequences arising under Section 382 ("Section 382") of the Internal Revenue Code, as amended (the "Code"), such adverse consequences including a significant reduction in the annual utilization of the Company's net operating loss carryforwards ("NOLs") and built-in losses and the impairment or loss of the NOLs and built-in losses prior to their use. We have experienced and may continue to experience substantial operating losses, and under the Code and rules promulgated by the Internal Revenue Service, we may "carry forward" these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an "Ownership Change," as defined in Section 382, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

        The Rights.    Subject to the terms, provisions and conditions of the NOL Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth (subject to adjustment) of a share of our Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock") at a purchase price of $68.64 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the "Purchase Price"). The Preferred Stock may be issued in fractions of a share which will entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Preferred Stock.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

        Acquiring Person.    Under the NOL Rights Plan, an "Acquiring Person" is any person who, together with all affiliates and associates from the date of the NOL Rights Plan, is the beneficial owner of 4.99% or more of the Common Stock then outstanding. An Acquiring Person does not include (i) an "Exempt Person" (as defined below) or (ii) any "Existing Holder" (as defined below), unless and until such Existing Holder becomes the beneficial owner of (A) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder beneficially owns immediately prior to the first public announcement of the adoption of the NOL Rights Plan plus an amount equal to an additional 0.5% of the outstanding Common Stock (such aggregate amount being the "Exempt Ownership Percentage") or (B) less than 4.99% of the Common Stock then outstanding (after which time, if such person becomes the beneficial owner of 4.99% or more of the Common Stock then outstanding, such Person shall be or become deemed an Acquiring Person).

        No person becomes an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding; provided, however, that if a person becomes the beneficial owner of 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such person is deemed to be an "Acquiring Person" unless, upon becoming the beneficial owner of such additional Common Stock, such Person does not beneficially own 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding.

        If the Board determines in good faith that a person who would otherwise be an "Acquiring Person," has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its beneficial ownership of Common Stock but had no actual knowledge of the consequences of such beneficial ownership under this NOL Rights Plan), and such person divests as promptly as practicable a sufficient number of shares of Common Stock so that such person would no longer be an Acquiring Person, then such person will not be deemed to be or have become an "Acquiring Person" at any time for any purposes of the NOL Rights Plan. For all purposes of the NOL Rights Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any person is the beneficial owner, shall be made pursuant to and in accordance with Section 382.

        "Existing Holder" means any person, immediately prior to the first public announcement of the adoption of the NOL Rights Plan, is the beneficial owner of 4.99% or more of the Common Stock then outstanding, together with any affiliates and associates of such person.

        "Exempt Person" means (i) the Company, any subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company, (ii) any person deemed to be an "Exempt Person" in accordance with the NOL Rights Plan, and (iii) any other person whose beneficial ownership (together with all affiliates and associates of such person) of 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of the NOLs; provided, however, that any Person deemed to be an "Exempt Person" pursuant to subclause (iii) will cease to be an "Exempt Person" if the Board makes a contrary determination with respect to the effect of such person's beneficial ownership (together with all affiliates and associates of such Person) upon the availability to the Company of its NOLs.

        Exercisability.    Until the earlier to occur of (i) the tenth business day following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person or (ii) ten business days (or such later date as may be determined by action of the Board of prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate (or, with respect to any shares of Common Stock held in book entry form, by the notation in book entry) together with a copy of the related summary of rights.

        Any transfer of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock.

        After the time at which a person becomes an Acquiring Person (the "Triggering Event"), each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise at a price per Right equal to the then current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a right is then exercisable, in accordance with the terms of the NOL Rights Plan and in lieu of Preferred Stock, such number of shares of Common Stock which equals the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and (y) dividing that product by 50% of the current per share market price of the Common Stock on the first date of the occurrence of the, or the date of the first public announcement of the Triggering Event.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

        Exchange of Common Stock for Rights.    After the occurrence of a Triggering Event the Board, at its option, may exchange Common Stock for all or part of the then outstanding and exercisable Rights (other than Rights owned by an Acquiring Person which will have become void) by exchanging at an exchange ratio of one share of Common Stock per Right, as adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof.

        Expiration.    The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) the close of business on January 26, 2019 (if and only if the stockholders have ratified the NOL Rights Plan on or prior to the final adjournment of the annual meeting of Stockholders scheduled to be held in 2016) (ii) the date of the final adjournment of the annual meeting scheduled to be held in 2016 (if and only if the stockholders have failed to ratify the NOL Rights Plan on or prior to the final adjournment of the annual meeting of Stockholders scheduled to be held in 2016), (iii) the time at which the Rights are redeemed, (iv) the time at which the Rights are exchanged, or (v) the time at which the Board Directors determines that the NOLs are fully utilized or no longer available under Section 382 of the Code.

        Redemption.    The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right, appropriately adjusted (the "Redemption Price"), by the Board at any time prior to the close of business on the tenth business day after first date of public announcement that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        Rights of Preferred Stock.    Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, or (b) an aggregate dividend of 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. To the fullest extent permitted by law, each share of Preferred Stock will have 1,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. Preferred Stock will not be redeemable. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

        Anti-Dilution Provisions.    The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).

        Amendments.    For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, supplement or amend any provision of the NOL Rights Plan in any respect without the approval of any holders of Rights or Common Stock. After the time that the Rights are no longer redeemable, the Company may, supplement or amend the NOL Rights Plan without the approval of any holders of Rights (i) to cure any ambiguity or (ii) to make any other changes which the Company deems necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an affiliate or associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause the NOL Rights Plan again to become amendable as to an Acquiring Person or an affiliate or associate of an Acquiring Person other than in accordance with this sentence.

Anti-Takeover Effects

        While intended to reduce the risk of an "ownership change" within the meaning of Section 382, and thereby preserve the current ability of the Company to utilize NOLs, the Rights could have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group who becomes an Acquiring Person on terms not approved by the Board. The Rights should not interfere with any merger or other business combination approved by the Board since the Board may exempt such merger or business combination from the NOL Rights Plan. In addition, the Rights may be redeemed by the Company at $.01 per Right at any time prior to the close of business on the tenth day after there has been a public announcement, or resolution of the Board confirming, that a person or group has become an Acquiring Person.

        A copy of the Rights Agreement is attached as Appendix A to this Proxy Statement. The foregoing summary description of the Rights Agreement is qualified in its entirety by reference to such exhibit.

Vote Required

        The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, present or represented by proxy at the Annual Meeting and entitled to vote on the proposal, is required to ratify the NOL Rights Plan.

Board of Directors' Recommendation

        The Board of Directors recommends that the stockholders vote "FOR" the proposal to ratify the NOL Rights Plan.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act, or the Exchange Act that might incorporate future filings, in whole or in part, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Registration Statements on Forms S-3 and S-8, the following Report shall not be incorporated by reference into any such filings.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of financial controls. In fulfilling its oversight responsibilities during 2015, the Audit Committee periodically:

  •
  reviewed the unaudited and audited financial statements with management and the Company's independent registered public accounting firm, Grant Thornton;

  •
  discussed the accounting principles, significant assumptions, estimates and matters of judgment used in preparing the financial statements with management and the Company's independent registered public accounting firm;

  •
  reviewed the Company's financial controls and financial reporting process; and

  •
  reviewed significant financial reporting issues and practices, including changes in accounting principles and disclosure practices.

        The Audit Committee also reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the United States, as well as the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of its examinations, its evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee received from the independent registered public accounting firm written disclosures regarding the auditors' independence required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence and considered the compatibility of its non-audit services (principally tax advisory services) with the standards for auditors' independence. The Audit Committee discussed and assessed with management and the independent registered public accounting firm, management's report and the independent registered public accounting firm's report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.

        In reliance on the reviews and discussions referred to above and representations by management that the financial statements were prepared in accordance with generally accepted accounting principles, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015.

Audit Committee of the Board of Directors
Jeffrey Tuder, Chair Robert M. Pons Jeannie Diefenderfer

 RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 4)

General

        The Audit Committee of the Board of Directors appointed Grant Thornton as the independent registered public accounting firm of our consolidated financial statements for the year ending December 31, 2016. Ratification of the appointment of the independent registered public accounting firm and auditor is not required by our bylaws or applicable law. This proposal is before stockholders because, though not binding on the Audit Committee, the Board of Directors has historically submitted the proposal to stockholders at the annual meetings of stockholders as the Board of Directors believes that it is good corporate practice to seek stockholder ratification of the Audit Committee's appointment of independent auditors.

        If the appointment of Grant Thornton is not ratified, the Audit Committee will evaluate the basis for the stockholders' vote when determining whether to continue the firm's engagement, but may ultimately determine to continue the engagement or engage another audit firm without resubmitting the matter to stockholders. Even if the appointment is ratified, the Audit Committee, in its discretion, may act to engage a different independent auditing firm at any time during the year, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

        Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm's Fees and Services

        The Audit Committee's policy and procedure is to pre-approve all audit and permissible non-audit related services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally subject to a specific budget. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

        The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed through the date of the auditor's periodic report. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee approved 100% of the professional services for the Audit, Audit-Related, Tax and Other Fees indicated below for the years ended December 31, 2015 and 2014.

Fee Category	2015 Grant Thornton	2014 Grant Thornton
Audit Fees	$922,636	$922,240
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$922,636	$922,240

        In November 2013, the Compensation Committee hired Grant Thornton as a compensation consultant, in order to provide a study of comparable fixed and variable compensation levels, as reported by a peer group of similar companies, for the Company's most senior executives for 2014 compensation. Mindful that, as of October 2, 2013 Grant Thornton was also serving as MRV's independent registered accounting firm, the Compensation Committee and Audit Committee analyzed whether the work of Grant Thornton would raise any conflicts of interest, taking into account how the work would be structured and firewalls put into place within Grant Thornton. The Compensation Committee and Audit Committee each determined that the work of Grant Thornton did not raise any conflict of interest as defined in Item 407 of Regulation S-K. Grant Thornton ceased providing consulting services to the Company in March 2014

        Audit Fees.    This category includes fees billed for professional services rendered for the audits of our consolidated financial statements and internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services normally provided by Grant Thornton for the fiscal years ending December 31, 2015 and 2014, in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees.    This category includes fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting matters.

        Tax Fees.    This category includes fees billed for professional services for tax compliance, tax advice and tax planning.

        All Other Fees.    This category includes fees for products and services other than those reported in the Audit Fees, Audit-Related Fees, or Tax Fees categories above.

        The Audit Committee has determined that the rendering of the non-audit services by Grant Thornton for the fiscal years ending December 31, 2015 and 2014 is compatible with maintaining Grant Thornton's independence.

Vote Required

        To ratify the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2016, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote on the item will be required for approval.

Board of Directors' Recommendation

        The Board of Directors recommends that the stockholders vote "FOR" the ratification of the appointment of Grant Thornton LLP which is serving as our independent registered public accounting firm for the year ending December 31, 2016.

 ADDITIONAL INFORMATION

Other Matters

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holders.

Stockholder Proposals for the Next Annual Meeting

        Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with the next annual meeting of stockholders (the "2016 Annual Meeting") must submit their proposals to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary, not later than December 29, 2016, or in the event that the 2016 Annual Meeting is advanced more than 30 days from the anniversary of the date of the Annual Meeting, within a reasonable time before the Company begins to print and mail the proxy materials for the 2016 Annual Meeting. Proposals must also comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8, in order to be included in our proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

        Pursuant to the terms of our amended and restated bylaws ("Bylaws"), stockholders wishing to submit proposals or director nominations, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not more than 120 calendar days and not less than 90 days before the anniversary date of the Annual Meeting. In the event that the date of our 2016 Annual Meeting is more than 30 days before or more than 70 days after the anniversary date of the Annual Meeting, stockholder proposals or director nominations must be submitted to the Secretary as described above not earlier than 120 days prior to the 2016 Annual Meeting and not later than 90 days prior to the 2016 Annual Meeting or 10 days following the day on which public announcement of the date of the 2016 Annual Meeting is first made by the Corporation. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested. Stockholder proposals or director nominations must include the information required by our Bylaws. Stockholders are advised to review our Bylaws, which can be found on the website of the Securities and Exchange Commission as Exhibit 3.1 on our Form 10-Q for the quarter ended September 30, 2014.

Equity Compensation Plans

        The table below sets forth information with respect to shares of Common Stock that were authorized for issuance under our existing compensation plans as of December 31, 2015.

Plan Category	Number of securities issuable upon exercise of outstanding options (a)	Weighted average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	449,488	$13.89	995,363
Equity compensation plans not approved by security holders	14,425	$52.95	—
Total	463,913	$15.10	995,363

(1)
Includes shares underlying options granted or available for grant under the 2007 Plan, as amended, and one of its predecessors, the 1997 Incentive and Nonstatutory Stock Option Plan.

Director Attendance at Annual Meetings

        We use reasonable efforts to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account the directors' schedules. We encourage director attendance at our annual meetings, and all director nominees attended the 2015 Annual Meeting of Stockholders, either telephonically or in person.

Availability of SEC Filings

        We make available on our website, free of charge, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K, as soon as reasonably practicable after such reports are filed with the SEC. You may access them at www.mrv.com. You may also access these reports at the SEC's website at www.sec.gov. Copies of our Annual Report on Form 10-K for the year ended December 31, 2015, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to: MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary, or by calling Investor Relations at (818) 773-0900 or by emailing Investor Relations at ir@mrv.com.

Manner and Cost of Proxy Solicitation

        We will be paying for the cost of preparing, assembling and mailing the proxy materials and the cost of this solicitation. If you access the proxy materials and/or submit your proxy over the Internet, you are responsible for Internet access charges you may incur. If you choose to submit your proxy by telephone, you are responsible for telephone charges you may incur. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, e-mail or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

APPENDIX A

MRV Communications, Inc.
and
American Stock Transfer & Trust Company, LLC
as Rights Agent
Rights Agreement
Dated as of January 26, 2016

RIGHTS AGREEMENT

        Rights Agreement, dated as of January 26, 2016 (this "Agreement"), between MRV Communications, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the "Rights Agent").

RECITALS

        WHEREAS, on January 26, 2016, the Board of Directors (the "Board") of the Company adopted this Agreement, and has authorized and declared a dividend of one preferred stock purchase right (a "Right") for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on February 10, 2016 (the "Record Date") and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the "Preferred Stock") of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

        WHEREAS, if the Company experiences an "ownership change," as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), its ability to use its net operating losses and certain other tax attributes (collectively, "NOLs") for income tax purposes could be substantially limited or lost altogether; and

        WHEREAS, the Company views its NOLs as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company's NOLs on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

        Section 1.    Certain Definitions.     For purposes of this Agreement, the following terms have the meanings indicated:

        1.1   "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, from and after the date of this Agreement shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder Beneficially Owns immediately prior to the first public announcement of the adoption of this Agreement plus an amount equal to an additional 0.5% of the outstanding Common Stock (such aggregate amount being the "Exempt Ownership Percentage") or (B) less than 4.99% of the Common Stock then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, such Person shall be or become deemed an "Acquiring Person"). Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding;

provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an "Acquiring Person" unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an "Acquiring Person" at any time for any purposes of this Agreement. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder. Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate is the Beneficial Owner at any time, not be included in (x) the calculation of the number of shares of Common Stock outstanding or (y) the particular percentage of the number of shares of Common Stock of which such Person and/or any Affiliate or Associate of such Person is the Beneficial Owner.

        1.2   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code and Treasury Regulations promulgated thereunder.

        1.3   A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "Beneficially Own" or have "Beneficial Ownership" of any securities:

        1.3.1.  which such Person or any of such Person's Affiliates or Associates directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (A) voting power which includes the power to vote, or to direct the voting of, such security (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause (A) if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A), and/or (B) investment power which includes the power to dispose, or to direct the disposition of such security;

        1.3.2.  which such Person or any of such Person's Affiliates or Associates directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, or (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 22 ("Original Rights") or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

        1.3.3.  which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person or any of such Person's Affiliates or Associates, has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause 1.3.3 if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A);

        1.3.4.  of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act; or

        1.3.5.  which such Person would be deemed to actually or constructively own for purposes of Section 382 of the Code, or any successor provision or replacement provision.

        No Person shall be deemed to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "Beneficially Own" any securities which such Person or any of such Person's Affiliates or Associates would otherwise be deemed to "Beneficially Own" pursuant to this Section 1.3 (x) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person's Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person's Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement, (y) solely as a result of the Right to Acquire such securities unless the acquisition or transfer of such Right to Acquire would be deemed, on the date of such acquisition or transfer, to constitute the exercise of such Right to Acquire for purposes of Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code, or (z) solely as a result of any agreement, arrangement, understanding or relationship unless the effect thereof is to treat such Person, or any of such Person's Affiliates or Associates, as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations promulgated under Section 382 of the Code.

        No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "Beneficially Own" any securities that are "Beneficially Owned" (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

        1.4   "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        1.5   "close of business" on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

        1.6   "Common Stock" shall mean the common stock, par value $0.0017 per share, of the Company.

        1.7   "Exempt Person" shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (ii) any Person deemed to be an "Exempt Person" in accordance with Section 28, (iii) a Person who is a transferee from the estate of an Exempt Person and who receives Common Stock as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, and (iv) any other Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of the NOLs; provided, however, that any Person deemed to be an "Exempt Person" pursuant to this subclause (iii) will cease to be an "Exempt Person" if the Board makes a contrary determination with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person) upon the availability to the Company of its NOLs.

        1.8   "Existing Holder" shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

        1.9   "Person" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

        1.10 "Right to Acquire" shall mean a legal, equitable or contractual right to acquire any securities (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the "Securities Act")), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called "stock borrowing" agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

        1.11 "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

        1.12 "Stockholder Approval" shall mean the ratification of this Agreement by the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote thereon at a meeting of stockholders of the Company (including any adjournment or postponement thereof), duly held in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated By-laws (as each may hereafter be amended from time to time) and applicable law, at which a quorum is present.

        1.13 "Subsidiary" of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

        1.14 A "Trigger Event" shall be deemed to have occurred upon any Person becoming an Acquiring Person.

        1.15 The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Agreement	Preamble
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exempt Ownership Percentage	1.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NOLs	Recitals
Original Rights	1.3.2
Preferred Stock	Recitals
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1

        Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the

Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof.

        Section 3.    Issuance of Right Certificates.

        3.1    Rights Evidenced by Stock Certificates.     Until the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form ("Book Entry Shares"), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

        3.2    Summary of Rights.     On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

        3.3    New Certificates and Uncertificated Shares After Record Date.     Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

  This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between MRV Communications, Inc. (the "Company") and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of January 26, 2016, as the same may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As described in the Agreement, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof (as defined in the Agreement) shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

        Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

        Section 4.    Form of Right Certificates.     The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the "Purchase Price"), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

        Section 5.    Countersignature and Registration.     The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the President, the Treasurer, the Secretary or any Vice President, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Corporate Secretary or any Assistant Secretary of the Company or by such other officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

        Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

        Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.     Subject to the provisions of Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.

        Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

        7.1    Exercise of Rights.     Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the "Expiration Date") that is the earliest of (i) the close of business on January 26, 2019 (if and only if Stockholder Approval has been obtained on or prior to the final adjournment of the annual meeting of stockholders scheduled to be held in 2016) (the "Final Expiration Date"), (ii) the date of the final adjournment of the annual meeting scheduled to be held in 2016 (if and only if Stockholder Approval has not been obtained on or prior to the final adjournment of the annual meeting of stockholders scheduled to be held in 2016), (iii) the time at which the Rights are redeemed as provided in Section 23 (the "Redemption Date"), (iv) the time at which the Rights are exchanged as provided in Section 27, or (v) the time at which the Company's Board of Directors determines that the NOLs are fully utilized or no longer available under Section 382 of the Code.

        7.2    Purchase.     The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $68.64, shall be subject to adjustment from time to time as provided in Sections 11 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

        7.3    Payment Procedures.     Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

        7.4    Partial Exercise.     In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

        7.5    Full Information Concerning Ownership.     Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

        Section 8.    Cancellation and Destruction of Right Certificates.     All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

        Section 9.    Reservation and Availability of Capital Stock.     The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

        So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.

        The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

        From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

        The Company further covenants and agrees that it will pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

        Section 10.    Preferred Stock Record Date.     Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number of Shares or Number of Rights.     The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

        11.1    Post-Execution Events.

        11.1.1.    Corporate Dividends, Reclassifications, Etc.     In the event the Company shall, at any time after the date of this Agreement, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

        11.1.2.    Acquiring Person Events; Triggering Events.     Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the "Adjustment Shares"); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

        The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.

        11.1.3.    Insufficient Shares.     The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price (such excess, the "Spread") and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a "common stock equivalent")), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the "Substitution Period"). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

        11.2    Dilutive Rights Offering.     In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock ("equivalent preferred stock")) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        11.3    Distributions.     In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Agreement, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        11.4    Current Per Share Market Value.

        11.4.1.    General.     For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty

(30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current per share market price" shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, "current per share market price" shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

        11.4.2.    Preferred Stock.     Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the "current per share market price" of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, "current per share market price" of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Agreement, the "current per share market price" of one one-thousandth of a share of Preferred Stock shall be equal to the "current per share market price" of one share of Preferred Stock divided by 1,000.

        11.5    Insignificant Changes.     No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Preferred Stock or the nearest one-hundredth of a share of Common Stock or other share or security, as the case may be.

        11.6    Shares Other Than Preferred Stock.     If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

        11.7    Rights Issued Prior to Adjustment.     All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        11.8    Effect of Adjustments.     Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-hundred thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

        11.9    Adjustment in Number of Rights.     The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

        11.10    Right Certificates Unchanged.     Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

        11.11    Par Value Limitations.     Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.

        11.12    Deferred Issuance.     In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

        11.13    Reduction in Purchase Price.     Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

        11.14    Company Not to Diminish Benefits of Rights.     The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

        11.15    Adjustment of Rights Associated with Common Stock.     Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

        Section 13.    [Reserved].

        Section 14.    Fractional Rights and Fractional Shares.

        14.1    Cash in Lieu of Fractional Rights.     The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

        14.2    Cash in Lieu of Fractional Shares of Preferred Stock.     The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

        14.3    Cash in Lieu of Fractional Shares of Common Stock.     The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

        14.4    Waiver of Right to Receive Fractional Rights or Shares.     The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

        Section 15.    Rights of Action.     All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Agreement.

        Section 16.    Agreement of Right Holders.     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

          (b)   as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

          (c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

        Section 17.    Right Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in

Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.     The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

        The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.     Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        Section 20.    Duties of Rights Agent.     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

        20.1    Legal Counsel.     The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

        20.2    Certificates as to Facts or Matters.     Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President and Chief Executive Officer, the Treasurer, the Secretary or any Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

        20.3    Standard of Care.     The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

        20.4    Reliance on Agreement and Right Certificates.     The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

        20.5    No Responsibility as to Certain Matters.     The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

        20.6    Further Assurance by Company.     The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

        20.7    Authorized Company Officers.     The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President and Chief Executive Officer, the Treasurer, the Secretary or any Vice President, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

        20.8    Freedom to Trade in Company Securities.     The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or obtain a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

        20.9    Reliance on Attorneys and Agents.     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

        20.10    Incomplete Certificate.     If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        20.11    Rights Holders List.     At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

        Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Right Certificates.     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

        Section 23.    Redemption.

        23.1    Right to Redeem.     The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Trigger Event until such time as the Company's right of redemption hereunder has expired.

        23.2    Redemption Procedures.     Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

        Section 24.    Notice of Certain Events.     In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of "Beneficial Ownership" in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.

        In case any event set forth in Section 11.1.2 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

        Section 25.    Notices.     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

  MRV Communications, Inc.
  20415 Nordoff Street
  Chatsworth, CA 91311
  Attention: Stephen Krulik, Chief Financial Officer

  With a copy to:
  Norton Rose Fulbright
  666 Fifth Avenue
  New York, NY 10103
  Attention: Steven I. Suzzan, Esq.

        Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

  American Stock Transfer & Trust Company, LLC
  6201 15th Avenue
  Brooklyn, NY 11219
  Attention: Corporate Trust Department

        Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.

        Section 26.    Supplements and Amendments.     For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment.

        Section 27.    Exchange.

        27.1    Exchange of Common Stock for Rights.     The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Consideration"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the "Trust Agreement"). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or Preferred Stock (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

        27.2    Exchange Procedures.     Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

        27.3    Insufficient Shares.     The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred stock) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange.

        Section 28.    Process to Seek Exemption.     Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) (a "Requesting Person") may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an "Exempt Person" under subsection (ii) of Section 1.7 hereof for purposes of this Agreement (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company's NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board's determination with respect thereto.

        Section 29.    Successors.     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 30.    Benefits of this Agreement.     Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

        Section 31.    Determination and Actions by the Board.     The Board shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

        Section 32.    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        Section 33.    Governing Law.     This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

        Section 34.    Counterparts.     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        Section 35.    Descriptive Headings.     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

MRV COMMUNICATIONS, INC.
By	/s/ MARK J. BONNEY
	Name:	Mark J. Bonney
	Title:	Chief Executive Officer
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By	/s/ MICHAEL A. NESPOLI
	Name:	Michael A. Nespoli
	Title:	Executive Director

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

MRV COMMUNICATIONS, INC.

(Pursuant to Section 151 of the
Delaware General Corporation Law)

        MRV Communications, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on January 26, 2016.

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Amended and Restated Certificate of Incorporation of this Corporation, as heretofore amended, the Board of Directors hereby creates a series of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

        Section 1.    Designation and Amount.     The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

        Section 2.    Dividends and Distributions.

          (A)  Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.0017 per share (the "Common Stock"), of the Corporation, and of any other stock ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the

  Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.     The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C)  Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          (D)  If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

        Section 4.    Certain Restrictions.

          (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

            (i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

            (ii)   declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

            (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

            (iv)  redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.     Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

        Section 6.    Liquidation, Dissolution or Winding Up.

          (A)  Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to $10 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

          (B)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

          (C)  Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

        Section 7.    Consolidation, Merger, etc.     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    No Redemption.     The Series A Preferred Stock shall not be redeemable by the Corporation.

        Section 9.    Rank.     The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation's Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Stock.

        Section 10.    Amendment.     At any time any shares of Series A Preferred Stock are outstanding, the Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a single class.

        Section 11.    Fractional Shares.     Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

*                *                *

        IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by the undersigned this 27th day of January, 2016.

MRV COMMUNICATIONS, INC.
By:
	Name:	Mark J. Bonney
	Title:	Chief Executive Officer

EXHIBIT B

Form of Right Certificate

Certificate No. R-          Rights

        NOT EXERCISABLE AFTER JANUARY 26, 2019 OR EARLIER IF THE AGREEMENT IS NOT APPROVED BY THE STOCKHOLDERS AS PROVIDED IN THE AGREEMENT, NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE NOLs (AS DEFINED IN THE AGREEMENT) ARE FULLY UTILIZED OR ARE NO LONGER AVAILABLE. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE AGREEMENT), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

MRV COMMUNICATIONS, INC.

        This certifies that                , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of January 26, 2016, as the same may be amended from time to time (the "Agreement"), between MRV Communications, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on January 26, 2019, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $68.64 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of January 26, 2016 based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Agreement. As provided in the Agreement, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal offices of the Company and the Rights Agent.

        This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the

Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Agreement, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.01 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

        No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

        If any term, provision, covenant or restriction of the Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of January       , 2016.

Attest:		MRV COMMUNICATIONS, INC.
By:	Name: Title:	By:	Name: Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

By:	Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(Please print name and address
of transferee)

        Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
Signature
Signature Guaranteed:

        Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

        The undersigned hereby certifies that:

        (1)   the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

        (2)   after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:
Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To MRV Communications, Inc.:

        The undersigned hereby irrevocably elects to exercise                Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock be issued in the name of:

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)
Dated:
Signature
Signature Guaranteed:

        Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:

          (1)   the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

          (2)   after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:
Signature

 NOTICE

        The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored.

 EXHIBIT C

  AS DESCRIBED IN THE RIGHTS AGREEMENT, UNDER CERTAIN CIRCUMSTANCES, RIGHTS WHICH ARE HELD BY OR HAVE BEEN HELD BY AN ACQUIRING PERSON OR ASSOCIATES OR AFFILIATES THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

        On January 26, 2016 the Board of Directors of MRV Communications, Inc. (the "Company") declared a dividend of one preferred stock purchase right (a "Right") for each share of common stock, par value $0.0017 per share (the "Common Stock"), of the Company outstanding at the close of business on February 10, 2016 (the "Record Date"). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (the "Preferred Stock") at an initial price of $68.64 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of January 26, 2016, as the same may be amended from time to time (the "Agreement"), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the "Rights Agent").

        By adopting the rights agreement, the Board of Directors is seeking to protect the Company's ability to carry forward its net operating losses and certain other tax attributes (collectively, "NOLs"). The Company has experienced and may continue to experience substantial operating losses, and for federal and state income tax purposes, the Company may "carry forward" net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. These federal and state NOLs can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an "ownership change," as defined in Section 382 of the Internal Revenue Code (the "Code"), its ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of the Company's NOL asset. Generally, an "ownership change" occurs if the percentage of the Company's stock owned by one or more "five percent stockholders" increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last "ownership change" experienced by the Company. An NOL rights agreement with a 4.99% "trigger" threshold is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock without the approval of the Board of Directors. This would protect the Company's NOL asset because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of "ownership change" for purposes of Section 382 of the Code.

        Until the earlier to occur of (i) the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 4.99% or more of the Common Stock (an "Acquiring Person") or (ii) ten Business Days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate (or, with respect to any shares of Common Stock held in book entry form, by the notation in book entry) together with a copy of this Summary of Rights. The Agreement provides that any person who beneficially owned 4.99% or more of the Common Stock on the date the Agreement was adopted, together with any affiliates and associates of that person (each an "Existing Holder"), shall not be deemed to be an "Acquiring Person" for purposes of the Agreement unless the Existing Holder becomes the beneficial owner of (x) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder beneficially owns as of the date of the Agreement plus an amount equal to an additional 0.5% of the outstanding Common Stock or (y) less than 4.99% of the Common Stock then outstanding (after which, if the Existing Holder becomes the beneficial owner of 4.99% or more of the Common Stock then outstanding, the Existing Holder shall be deemed to be an "Acquiring Person"). The Agreement includes a procedure whereby the Board of Directors will consider requests to exempt certain proposed acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not jeopardize or endanger the availability of the NOLs to the Company.

        The Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Agreement by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock or any book entry shares, with or without such notation, notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or the book entry shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire at the earliest of January 26, 2019 (if and only if this Agreement is ratified by stockholders on or prior to the final adjournment of the annual meeting of stockholders scheduled to be held in 2016), the date of the final adjournment of the annual meeting of stockholders scheduled to be held in 2016 (if and only if the Agreement is not so ratified), the time at which the Rights are redeemed in accordance with the Agreement, the time at which the Rights are exchanged in accordance with the Agreement, or the time at which the Board Directors determines that the NOLs are fully utilized or no longer available under Section 382 of the Code.

        Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, or (b) an aggregate dividend of 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. To the fullest extent permitted by law, each share of Preferred Stock will have 1,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. Preferred Stock will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

        The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

        In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right.

        At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Stock at an exchange rate per Right of the number of shares of Common Stock having an aggregate value equal to the difference between the value of the Common Stock issuable upon the exercise of a Right and the Purchase Price of a Right (subject to adjustment).

        No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.

        The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price") by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

        Any of the provisions of the Agreement may be amended by the Board of Directors for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

        A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

1234567 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees Kenneth H. Traub For 0 0 0 0 0 0 For 0 Against 0 0 0 0 0 0 Against 0 Abstain 0 0 0 0 0 0 Abstain 0 0 1a For 0 Against 0 Abstain 0 1b Robert M. Pons 3. Ratify the Rights Agreement, dated January 26, 2016, between MRV Communications, Inc and American Stock Transfer & Trust Company, LLC. 1c Mark J. Bonney 0 0 0 1d Jeannie H. Diefenderfer 4. Ratify the appointment of Grant Thornton LLP as the Company's independent registered accounting firm for 2016. 1e Brian Bellinger 1f Jeffrey Tuder NOTE: Act upon such other matters as may properly come before the Annual Meeting. 2. Advisory vote on the named executive officer compensation. For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000289242_1 R1.0.1.25 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. John Sample 234567 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 MRV COMMUNICATIONS, INC. 20415 NORDHOFF STREET CHATSWORTH, CA 91311 ATTN: Legal Dept. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com MRV COMMUNICATIONS, INC. Annual Meeting of Stockholders June 15, 2016 10:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mark J. Bonney and Stephen Krulik, as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MRV COMMUNICATIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Norton Rose Fulbright, located at 666 Fifth Avenue, New York, New York 10103, on Wednesday, June 15, 2016, at 10:00 a.m., EDT, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000289242_2 R1.0.1.25